Exhibit 10.493

Prepared by and return to:

Darrell D. Garvey, Esquire

Lowndes, Drosdick, Doster, Kantor & Reed, P.A.

450 South Orange Avenue, Suite 800

Orlando, Florida 32801

Borrower Name:	Inland Western Viera Lake Andrew, L.L.C.
Project Name:	Shoppes at Lake Andrew Viera, Florida

THIS MORTGAGE MODIFICATION AND AMENDED AND RESTATED MORTGAGE AND SECURITY AGREEMENT AMENDS AND RESTATES THAT CERTAIN NOTICE OF FUTURE ADVANCE, MORTGAGE MODIFICATION AND AMENDED AND RESTATED MORTGAGE AND SECURITY AGREEMENT DATED FEBRUARY 26, 2004 AND RECORDED ON MARCH 1, 2004 IN OFFICIAL RECORDS BOOK 5212, PAGE 2259 OF THE PUBLIC RECORDS OF BREVARD COUNTY, FLORIDA AS ASSUMED BY BORROWER PURSUANT TO THAT CERTAIN ASSUMPTION AGREEMENT OF EVEN DATE HEREWITH (THE “ASSUMPTION AGREEMENT”), AND SECURES THE RENEWAL NOTE REFERRED TO HEREIN IN THE ORIGINAL PRINCIPAL AMOUNT OF FIFTEEN MILLION SIX HUNDRED FIFTY-SIX THOUSAND FIVE HUNDRED ELEVEN AND NO/100 DOLLARS ($15,656,511.00) (THE “RENEWAL NOTE”).  THE RENEWAL NOTE AMENDS, RESTATES AND RENEWS THAT CERTAIN FUTURE ADVANCE AND RENEWAL NOTE IN THE STATED PRINCIPAL SUM OF FIFTEEN MILLION EIGHT HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($I5,850,000.00) DATED FEBRUARY 27, 2004.

DOCUMENTARY STAMP TAX ON SAID OUTSTANDING AMOUNT IN THE SUM OF FIFTY-FIVE THOUSAND FOUR HUNDRED SEVENTY-FIVE AND NO/100 DOLLARS ($55,475.00.00) HAS BEEN PAID SIMULTANEOUSLY WITH THE RECORDING OF THE ASSUMPTION AGREEMENT.  THE OUTSTANDING PRINCIPAL BALANCE OF THE RENEWAL NOTE IS EXEMPT FROM FLORIDA INTANGIBLE TAXES PURSUANT TO FLORIDA STATUTES SECTION 199.145.3.

MORTGAGE MODIFICATION AND AMENDED AND RESTATED MORTGAGE AND
SECURITY AGREEMENT

THIS MORTGAGE MODIFICATION AND AMENDED AND RESTATED MORTGAGE AND SECURITY AGREEMENT is made, executed and delivered as of this 30 day of December, 2004, by INLAND WESTERN VIERA LAKE ANDREW, L.L.C., a Delaware corporation whose address is 2901 Butterfield Road, Oak Brook, Illinois 60523, Attention: Mr. Michael Poe, to and in favor of NATIONWIDE LIFE INSURANCE COMPANY, an Ohio corporation, its successors and assigns (hereinafter referred to as “Lender”), having its principal office at One Nationwide Plaza, Columbus, Ohio 43215-2220,

Attention: Real Estate Investment Department, 34T, or at such other place either within or without the State of Ohio, as Lender may from time to time designate;

THAT WHEREAS, Lender is the owner and holder of that certain Mortgage and Security Agreement by WICKHAM & 95 CORP., a Florida corporation, LOT 90, L.L.C., a Florida limited liability company, and LOT 91, L.L.C., a Florida limited liability company (collectively, “Wickham”) to and in favor of AmSouth Bank, a state banking corporation (“AmSouth”) dated October 30, 2002 and recorded on November 4, 2002, in Official Records Book 4728, Page 3484, of the Public Records of Brevard County, Florida (hereinafter referred to as the “AmSouth Mortgage”); and

WHEREAS, the Original Mortgage secures that certain Promissory Note executed by Wickham to and in favor of AmSouth dated October 30, 2002 in the original principal amount of FIFTEEN MILLION ONE HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($15,150,000.00) (the “AmSouth Note”); and

WHEREAS, the AmSouth Mortgage and the AmSouth Note were subsequently assigned and transferred to Lender pursuant to that certain Assignment of Note and Mortgage Agreements from AmSouth to Lender dated February 24, 2004 and recorded March 1, 2004 in Official Records Book 5212, Page 2254 of the Public Records of Brevard County, Florida; and

WHEREAS, the principal balance of the AmSouth Note was increased and the AmSouth Note was renewed by certain Future Advance and Renewal Note executed by Wickham to and in favor of Lender in the amount of FIFTEEN MILLION EIGHT HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($15,850,000.00) (the “Future Advance and Renewal Note”); and

WHEREAS, the Future Advance and Renewal Note is secured by that certain Notice Of Future Advance, Mortgage Modification and Amended and Restated Mortgage and Security Agreement (the “Original Mortgage”) from Wickham to Lender dated February 27, 2004 and recorded on March 1, 2004 in Official Records Book 5212, Page 2259 of the Public Records of Brevard County, Florida which encumbers, among other things, that certain real property located in Brevard County, Florida more particularly described on Exhibit A attached hereto (the “Overall Property”); and

WHEREAS the Future Advance and Renewal Note has a current principal balance in the amount of FIFTEEN MILLION SIX HUNDRED FIFTY-SIX THOUSAND FIVE HUNDRED ELEVEN AND 00/100 DOLLARS ($15,656,511.00); and

WHEREAS, Borrower assumed the Loan pursuant to that certain Assumption Agreement of even date herewith to be recorded in the Public Records of Brevard County, Florida; and

WHEREAS, in connection with the assumption of the Loan, Borrower executed a Renewal Note of even date herewith in the Original Principal Amount of FIFTEEN MILLION SIX HUNDRED FIFTY-SIX THOUSAND FIVE HUNDRED ELEVEN AND 00/100 DOLLARS ($15,656,511.00) (the “Note”); and

WHEREAS, Borrower and Lender desire to modify and amend the Original Mortgage in order to reflect that the Original Mortgage secures the Note, and to modify and amend certain other terms of the Original Mortgage.

NOW THEREFORE, for and in consideration of the premises and mutual covenants herein contained and for and in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00) the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

1.                                       All of the foregoing recitations are true and correct and are hereby incorporated herein and made a part hereof.

2.                                       Under no circumstances shall this instrument or any portion hereof constitute or be deemed to constitute a novation of the Original Mortgage.  The Original Mortgage, as hereby amended and restated, shall secure the Note with the same priority of lien as if this instrument had been executed and recorded at the same time as the Original Mortgage was originally executed and recorded.

3.                                       Borrower hereby covenants, stipulates, agrees and acknowledges that the obligation of Borrower to repay to Lender the Note is hereby declared to be secured by the Original Mortgage, as amended and restated hereby, in the same manner and to the same extent as if the Note was made and executed on the date that the Original Mortgage was originally executed and delivered and that nothing herein contained shall diminish or in any way or manner limit the right of Lender to make additional advances to the Borrower pursuant to the provisions of the Original Mortgage, as amended and restated hereby.

4.                                       Borrower hereby acknowledges, represents and confirms unto Lender that (a) it does not now have and at no prior time had any defenses (including without limitation, the defense of usury), claims, counterclaims, cross-actions or equities, or rights of rescission, set off, abatement, or diminution, with respect to the Original Note, the Original Mortgage or the Note or the Mortgage (as hereinafter defined) or any other loan documents executed in connection therewith, and that it has at no time asserted any such defense, claim or right of rescission, set off, abatement or diminution with respect thereto, and if any such defense, claim, counterclaim, cross-action or equity, or rights of rescission, set off, abatement or diminution do exist the same are hereby waived and released; (b) the Original Mortgage, the Original Note and all other loan documents executed in connection therewith are valid, binding and free from any infirmity of any nature whatsoever, and are enforceable in accordance with their respective terms; (c) the Original Mortgage constitutes a valid first lien against the Property (defined herein); and (d) no payments of interest or any other charges have been made to Lender which would result in the computation or earning of interest in excess of the maximum legal rate of interest permitted under the laws applicable thereto.

5.                                       The terms and conditions of the Mortgage are hereby amended and superseded in their entirety; and the Original Mortgage is hereby restated in its entirety (the Original Mortgage as so amended and restated being herein referred to as the “Mortgage”) as follows:

MORTGAGE AND SECURITY AGREEMENT

THIS MORTGAGE AND SECURITY AGREEMENT (hereinafter referred to as the “Mortgage”) is made, executed and delivered as of the day and year first written above by INLAND WESTERN VIERA LAKE ANDREW, L.L.C., a Delaware corporation (hereinafter referred to as “Borrower”), whose address is 2901 Butterfield Road, Oak Brook, Illinois 60523, Attention: Mr. Michael Poe, to and in favor of NATIONWIDE LIFE INSURANCE COMPANY, an Ohio corporation, its successors and assigns hereof (hereinafter referred to as “Lender”), having its principal office at One Nationwide Plaza, Columbus, Ohio 43215-2220, Attention: Real Estate Investment Department, 34T, or at such other place either within or without the State of Ohio, as Lender may from time to time designate;

WITNESSETH:

WHEREAS, Borrower is justly indebted to Lender in the original principal sum of FIFTEEN MILLION SIX HUNDRED FIFTY-SIX THOUSAND FIVE HUNDRED ELEVEN AND NO/100 DOLLARS ($15,656,511.00) with interest thereon, which Loan is evidenced and represented by that certain Renewal Note of even date herewith from Borrower to Lender in the amount of the Loan (hereinafter referred to as the “Note”), both principal and interest being payable as therein provided, with the first payment on the Note becoming due and payable on the date of disbursement, and all amounts remaining unpaid thereon being finally due and payable on March 1, 2014, and the term “Note” shall include all other notes given in substitution, modification, increase, renewal or extension of the original Note described herein, in whole or in part; and

WHEREAS, Lender, as a condition precedent to the extension of credit and the making of the Loan has required that Borrower provide Lender with security for the repayment of the Loan as well as for the performance, observance and discharge by Borrower of various terms, covenants, conditions and agreements made by Borrower to, with, in favor of and for the benefit of Lender with respect to the Loan and such security;

NOW THEREFORE, in consideration of and in order to secure the repayment of the Loan evidenced and represented by the Note, together with interest on the Loan, as well as the payment of all other sums of money secured hereby, as hereinafter provided; to secure the observance, performance and discharge by Borrower of all terms, covenants, conditions and agreements set forth in the Note, this Mortgage and in the other Loan Documents (hereafter defined); in order to charge the properties, interests and rights hereinafter described with such payment, observance, performance and discharge; and in consideration of the sum of ONE AND NO/100 DOLLAR ($1.00) paid by Lender to Borrower, and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged by Borrower, Borrower does hereby grant, bargain, sell, convey, assign, transfer, pledge, deliver, hypothecate, warrant and confirm unto Lender forever, all of Borrower’s right, title and interest in and to the following described properties, including all rights, interests, replacements, substitutions and additions thereto, therein or therefore (collectively, the “Mortgaged Property”):

(a)                                   All that certain piece, parcel or tract of land or real property of which Borrower is now seized and in actual or constructive possession, situated in the City of Viera, County of Brevard and State of Florida, and being more particularly described on Exhibit A attached hereto and by this reference made a part hereof (the “Real Property”);

(b)                                  All buildings, structures and other improvements of any kind, nature or description now or hereafter erected, constructed, placed or located upon the Real Property (the “Improvements”), including, without limitation, any and all additions to, substitutions for or replacements of such Improvements;

(c)                                   All minerals, royalties, gas rights, water, water rights, water stock, flowers, shrubs, lawn plants, crops, trees, timber and other emblements now or hereafter located on, under or above all or any part of the Real Property;

(d)                                 All and singular, the tenements, hereditaments, strips and gores, rights-of-way, easements, privileges, profits and other appurtenances now or hereafter belonging or in any way appertaining to the Real Property, including, without limitation, all right, title and interest of Borrower in any after-acquired right, title, interest, remainder or reversion in and to the beds of any ways, streets, avenues, roads, alleys, passages and public places, open or proposed, in front of, running through, adjoining or adjacent to the Real Property (the “Appurtenances”);

(e)                                  Any and all leases, licenses, contracts, rents, license fees, royalties, issues, revenues, profits, proceeds, deposits, income and other benefits, including accounts receivable, termination fees, of, accruing to or derived from the Real Property, Improvements and Appurtenances, and any business or enterprise presently situated or hereafter operated thereon and therewith and all of Borrower’s right, title and interest under any and all lease guaranties, letters of credit, and any other credit support furnished to Borrower in connection with any of the foregoing (the “Rents”);

(f)                                    Any and all awards, payments or settlements, including interest thereon, and the right to receive the same, as a result of: (a) the exercise of the right of eminent domain; (b) the alteration of the grade of any way, street, avenue, road, alley, passage or public place; (c) any other injury, damage, casualty or claim relating to the taking of, or decrease in the value of, the Real Property, Improvements or Appurtenances; or (d) proceeds of insurance awards, to the extent of all amounts which may be secured by this Mortgage at the date of any such award or payment including but not limited to Reasonable Attorneys’ Fees (as hereinafter defined), costs and disbursements incurred by Lender in connection with the collection of such award or payment;

(g)                                 All fixtures, materials, equipment, machinery, apparatus, appliances, and other property whatsoever now or hereafter attached to, installed in, or used in connection with the buildings and other improvements now erected or hereafter to be erected on said land, including, but not limited to, furnaces, steam boilers, hot-water boilers, oil burners, pipes, radiators, air conditioning and sprinkler systems, gas and electric fixtures, carpets, rugs, shades, awnings, screens, elevators, motors, dynamos, cabinets and all other furnishings, tools, equipment and machinery, appliances, building supplies, materials, and all fixtures, accessions and appurtenances thereto, and all renewals or replacements of or substitutions for any of the foregoing, all of which property and things are hereby declared to be permanent fixtures and accessions to the freehold and part of the realty conveyed herein as security for the indebtedness herein mentioned; and

(h)                                  All agreements or contracts relating to any interest rate cap agreements, swaps or other interest hedging agreements;

TO HAVE AND TO HOLD the foregoing Mortgaged Property and the rights hereby granted for its use and benefit unto Lender and its successors and assigns in fee simple forever.

In order to secure the repayment of the Loan evidenced and represented by the Note, together with interest on the Loan, as well as the payment of all other sums of money secured hereby, as hereinafter provided; and to secure the observance, performance and discharge by Borrower of all covenants, conditions and agreements set forth in the Note, this Mortgage and in the other Loan Documents; and in order to charge the properties, interests and rights hereinafter described with such payment, observance, performance and discharge; and in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00) paid by Lender and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, Borrower hereby grants Lender a security interest in all Fixtures, Goods (including, without limitation, Consumer Goods, Inventory, Equipment and Farm Products), Accounts, Chattel Paper (including, without limitation, Electronic Chattel Paper and Tangible Chattel Paper), Instruments, General Intangibles (including, without limitation, Payment Intangibles and Software), Letters of Credit, Letter-of-Credit Rights, Documents, As-Extracted Collateral, Money and Deposit Accounts of every kind, and all proceeds thereof, including, without limitation, any and all licenses, permits, franchises, trademarks, trade names, service marks or logos, plans, specifications, maps, construction contracts, instruments, insurance policies, fittings and fixtures of every kind, which is, are or shall hereafter be located upon, attached, affixed to or used or useful, either directly or indirectly, in connection with the complete and comfortable use, occupancy and operation of the Real Property, Improvements or Appurtenances as a retail center project (the “Existing Use”), or any other business, enterprise or operation as may hereafter be conducted upon or with said Real Property, Improvements or Appurtenances, including, without limitation, any and all licenses, permits or franchises, used or required in connection with such use, occupancy or operation as well as the proceeds thereof or therefrom regardless of form, all security deposits and advance rentals under lease agreements now or at any time hereafter covering or affecting any of the Property and held by or for the benefit of Borrower, all monetary deposits which Borrower has been required to give to any public or private utility with respect to utility services furnished to the Real Property or Improvements, all rents, issues and profits from leases of all or any part of the Real Property or Improvements, all proceeds (including premium refunds) of each policy of insurance relating to the Real Property or Improvements, all proceeds from the taking of the Real Property or Improvements or any part thereof or any interest therein or right or estate appurtenant thereto by eminent domain or by purchase in lieu thereof, all amounts deposited in escrow for the payment of ad valorem taxes, assessments, charges, ground rentals and/or premiums for policies of insurance with respect to the Real Property or Improvements, all proceeds and other amounts paid or owing to Borrower under or pursuant to any and all contracts and bonds relating to the construction, erection or renovation of the Real Property or Improvements, all oil, gas and other hydrocarbons and other minerals produced from or allocated to the Real Property and all products processed or obtained therefrom, the proceeds thereof, and all accounts and general intangibles under which such proceeds may arise, together with any sums of money that may now or at any time hereafter become due and payable to Borrower by virtue of any and all royalties, overriding royalties, bonuses, delay rentals and any other amount of any kind or character arising under any and all present and future oil, gas and mining leases covering the Real Property or any part thereof (collectively, the “Fixtures and Personal Property”) which term expressly excludes any toxic waste or substance deemed hazardous under federal, regional, state or local laws, codes, ordinances, statutes, rules, regulations, decisions or orders).  The Mortgaged Property and the Fixtures and Personal Property are herein together referred to as the “Property”.

Except as otherwise expressly provided in this Mortgage, all terms in this Mortgage relating to the Property and the grant of the foregoing security interest which are defined in the Uniform Commercial Code of the State (the “UCC”) shall have the meanings assigned to them in Article 9 (or, absent definition in Article 9, in any other Article) of the UCC, as those meanings may be amended, revised or replaced from time to time.  Notwithstanding the foregoing, the parties intend that the terms used herein which are defined in the UCC have, at all times, the broadest and most inclusive meanings possible.  Accordingly, if the UCC shall in the future be amended or held by a court to define any term used herein more broadly or inclusively than the UCC in effect on the date of this Mortgage, then such term, as used herein, shall be given such broadened meaning.  If the UCC shall in the future be amended or held by a court to define any term used herein more narrowly, or less inclusively, than the UCC in effect on the date of this Mortgage, such amendment or holding shall be disregarded in defining terms used in this Mortgage.

Borrower hereby covenants and warrants with and to Lender that Borrower is indefeasibly seized of the Property and has good right, full power, and lawful authority to convey and encumber all of the same as aforesaid; that subject to the Permitted Exceptions (as hereinafter defined) Borrower hereby fully warrants the title to the Property and will defend the same and the validity and priority of the lien and encumbrance of this Mortgage against the lawful claims of all persons whomsoever; and Borrower further warrants that the Property is free and clear of all liens and encumbrances of any kind, nature or description, save and except only (with respect to said Real Property, Improvements and Appurtenances) for real property taxes for years subsequent to 2004 (which are not yet due and payable) and those exceptions accepted by Lender as set forth in the title insurance commitment or proforma policy issued to Lender precedent to the issuance of a Lender’s Policy of Title Insurance insuring the first lien priority of this Mortgage (the “Permitted Exceptions”).

If Borrower shall pay to Lender the Loan evidenced by the Note, and if Borrower shall duly, promptly and fully perform, discharge, execute, effect, complete and comply with and abide by each and every one of the terms, covenants, conditions and agreements of the Note, this Mortgage and all other Loan Documents, then this Mortgage and the estates and interests hereby granted and created shall cease, terminate and be null and void, and shall be discharged of record at the expense of Borrower.

Borrower, for the benefit of Lender and its successors and assigns, does hereby expressly covenant and agree as follows:

1.                                       Payment of Principal and Interest.  Borrower shall pay the principal of the Loan evidenced by the Note, together with all interest thereon, in accordance with the terms, covenants and conditions of the Note, promptly at the times, at the place and in the manner that said principal and interest shall become due, and shall promptly and punctually pay all other sums required to be paid by Borrower pursuant to the terms, covenants and conditions of the Note, this Mortgage, the Assignment of Leases, Rents and Profits of even date herewith (the “Assignment”) and all other documents and instruments executed as further evidence of, as additional security for or executed in connection with the Loan evidenced by the Note (collectively, the “Loan Documents”).

2.                                       Performance of Other Obligations.  Borrower shall perform, comply with and abide by each and every one of the terms, covenants, conditions and agreements contained and set forth in the Note, this Mortgage, and the other Loan Documents, shall comply with all Laws, (hereafter defined) and shall perform all of its obligations under any term, covenant, condition, restriction or agreement of record affecting the Property, and to insure that at all times the Property constitutes one or more legal lots capable of being conveyed without violation of any subdivision or platting laws, codes, ordinances, statutes, rules, regulations, or other laws relating to the division, separation or subdivision of real property.

3.                                       Preservation and Maintenance of Property; Accessibility; Hazardous Waste.

(a)                                    Borrower shall keep all Improvements now existing or hereafter erected on the Real Property in good order and repair, only to be used for the Existing Use, and not to do or permit any waste, impairment or deterioration thereof or thereon, nor to alter, remove or demolish any of the Improvements or any Fixtures and Personal Property attached or appertaining thereto, without the prior written consent of Lender, nor to initiate, join in or consent to any change in any private restrictive covenant, zoning ordinance or other public or private restrictions limiting or defining the uses which may be made of the Property or any part thereof, nor to do or permit any other act whereby the Property shall become less valuable, be used for purposes contrary to applicable Law or be used in any manner which will increase the premium for or result in a termination or cancellation of the insurance policies hereinafter required to be kept and maintained on the Property.  In furtherance of, and not by way of limitation upon, the foregoing covenant, Borrower shall effect such repairs as Lender may reasonably require, and from time to time make all needful and proper replacements so that the Improvements, Appurtenances, Fixtures and Personal Property will, at all times, be in good condition, fit and proper for the respective purposes for which they were originally erected or installed.  In connection with the making of such repairs, Borrower shall use contractors who are properly licensed, who carry workers’ compensation insurance and appropriate liability insurance, who generally have a good reputation for completing their work in a neat, prompt and workmanlike manner, and use only new or re-manufactured goods of a quality as good or better than that originally used on the Property.  As provided herein, Borrower shall insure that no liens are filed against the Property that relate in any way to the repair work provided for herein.

(b)                                   Borrower at all times shall keep the Property and ground water of the Property free of Hazardous Materials (as hereinafter defined) and any liens arising in connection therewith.  Borrower shall not and shall not knowingly permit its tenants or any third party requiring the consent of Borrower to enter the Property, to use, generate, manufacture, treat, store, release, threaten release, transport on or over, emit or dispose of Hazardous Materials in, on, over, under or about the Property including the ground water of the Property in violation of any federal, regional, state or local law, code, ordinance, statute, rule, regulation, decision or order currently in existence or hereafter enacted or rendered (collectively, “Hazardous Waste Laws”). Borrower shall give Lender prompt Written Notice (as hereinafter defined) of any claim by any person, entity, or governmental agency that a significant release or disposal of Hazardous Materials has occurred in, on, over, under or about the Property, including the ground water of the Property, in excess of those permitted by the Hazardous Waste Laws, whether caused by the Borrower, any tenant or any third party.  Borrower, through its professional engineers and at the Borrower’s sole cost, shall promptly and thoroughly investigate any suspected release of Hazardous Materials in, on, over, under or about the Property, including the ground water of the Property. Borrower shall forthwith remove, repair, remediate, clean up, and/or detoxify any Hazardous Materials found in, on, over, under or about the Property or in the ground water of the Property to the extent such actions are required by any applicable Hazardous Waste Laws, and whether or not Borrower was responsible for the existence of the Hazardous Materials in, on, over, under or about the Property or the ground water of the Property.  Hazardous Materials shall include, but not be limited to, substances defined as “hazardous substances”, “hazardous materials”, or “toxic substances” in The Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by The Superfund Amendments and Reauthorization Act of 1986, The Hazardous Materials Transportation Act, The Resource Conservation and Recovery Act of 1976, as amended by The Used Oils Recycling Act of 1980, The Solid Waste Disposal Act Amendment of 1984, The Toxic Substances Control Act, The Clean Air Act, The Clean Water Act or under any Hazardous Waste Laws (as defined in the Indemnity Agreement of even date herewith executed by Borrower).  In addition, Borrower shall not incorporate any underground storage tanks into the Real Property without the prior written consent of Lender, and shall insure that all tanks currently on the Real Property comply with current Hazardous Waste Laws and underground storage tank regulations and are properly registered.

Borrower hereby agrees to indemnify and defend Lender and hold Lender harmless from and against any and all losses, liabilities, damages, injuries, costs, expenses, fines, fees, suits, actions, debts, obligations, and claims of any and every kind whatsoever, including Reasonable Attorneys’ Fees (collectively, “Losses”) paid, incurred or suffered by, or asserted against, Lender for, with respect to, or as a direct or indirect result of, the presence in, on, over, under or about, or the escape, seepage, leakage, spillage, discharge, emission or release from, the Property of any Hazardous Materials (including, without limitation, any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under any Hazardous Waste Laws), regardless of the source of origination and whether or not caused by, or within the control of, Borrower AND INCLUDING ANY CLAIMS OF LENDER’S NEGLIGENCE OR STRICT LIABILITY, but excluding Lender’s willful misconduct or gross negligence.

Liability under this Section 3(b) and similar provisions in this Mortgage and the other Loan Documents concerning Hazardous Materials shall survive repayment of the Note and satisfaction of this Mortgage; provided, however, Borrower shall have no liability under this Section 3(b) regarding Hazardous Materials if either (i) the Property becomes contaminated subsequent to Lender’s acquisition of the Property by foreclosure, acceptance by Lender of a deed in lieu thereof, or subsequent to any transfer of ownership of the Property which was approved or authorized by Lender in writing, pursuant to this Mortgage, provided that such transferee assumes in writing all of the obligations of Borrower with respect to Hazardous Materials pursuant to the Loan Documents, or (ii) at such time Borrower provides Lender with an environmental assessment report acceptable to Lender, in Lender’s sole discretion, showing the Property to be free of Hazardous Materials and not in violation of any Hazardous Waste Laws.  The burden of proof under this Section 3(b) with regard to establishing the date upon which any Hazardous Materials was released in, on, over, under or about the Property shall be upon Borrower.

(c)                                    Borrower at all times shall maintain the Property in full compliance with all federal, state, county, regional or local laws, codes, ordinances, rules, regulations, decisions and orders currently in existence or hereafter enacted or rendered, governing accessibility for the disabled, including but not limited to: The Architectural Barriers Act of 1968; The Rehabilitation Act of 1973; The Fair Housing Act of 1988; The Americans with Disabilities Act; and The Florida Elimination of Architectural Barriers Act (collectively, the “Accessibility Laws”).

Borrower hereby agrees to indemnify and defend Lender and hold Lender harmless from and against any and all Losses paid, incurred or suffered by, or asserted against Lender for, with respect to, or as a direct or indirect result of, the non-compliance of the Property with the Accessibility Laws whether or not caused by, or within the control of, Borrower, AND INCLUDING ANY CLAIMS OF LENDER’S NEGLIGENCE OR STRICT LIABILITY, but excluding Lender’s willful misconduct or gross negligence.

Liability under this Section 3(c) and similar provisions in this Mortgage and the other Loan Documents concerning Accessibility Laws shall survive repayment of the Note and satisfaction of this Mortgage; provided, however, Borrower shall not be liable under this Section 3(c) for compliance with any Accessibility Laws if such Accessibility Laws first become effective, or such violations result from alterations or improvements to the Property that are performed subsequent to Lender’s acquisition of the Property by foreclosure or acceptance of a deed in lieu thereof or subsequent to any transfer which was approved or authorized by Lender pursuant to this Mortgage, provided that such transferee assumes in writing all obligations pertaining to the Accessibility Laws pursuant to this Mortgage and the other Loan Documents.  The burden of proof under this Section 3(c) with regard to establishing the date upon which such non-compliance with any Accessibility Laws occurred at the Property shall be upon Borrower.

Lender, and/or its agents, shall have the right and shall be permitted, but shall not be required, at all reasonable times, to enter upon and inspect the Property to insure compliance with the foregoing covenants, and any and all other terms, covenants, conditions and agreements set forth in this Mortgage.

4.                                       Payment of Taxes, Assessments and Other Charges.  Borrower shall pay all taxes, assessments and other charges as already levied or assessed, or that may be hereafter levied or assessed, upon or against the Property, when the same shall become due and payable according to Law, before delinquency, and before any interest or penalty shall attach thereto, and to deliver official receipts evidencing the payment of the same to Lender not later than thirty (30) days following the payment of the same.  Borrower shall have the right to contest, in good faith and in accordance with applicable Laws and procedures, the proposed assessment of ad valorem taxes or special assessments by governmental authorities having jurisdiction over the Property; provided, however, Borrower shall give Written Notice of its intent to bring such an action to Lender, and Lender may, in its sole discretion, require Borrower to post a bond or other collateral satisfactory to Lender (and acceptable to the title company insuring this Mortgage) as a result of Borrower’s act.

5.                                         Payment of Liens, Charges and Encumbrances.  Borrower shall immediately pay and discharge from time to time when the same shall become due, all lawful claims and demands of mechanics, materialmen, laborers, realtors, brokers and others which, if unpaid, might result in, or permit the creation of, a lien, charge or encumbrance upon the Property or any part thereof, or on the Rents, arising therefrom and, in general, to do or cause to be done everything necessary so that the lien of this Mortgage shall be fully preserved, at the sole cost of Borrower, without expense to Lender.  Borrower shall have the right to contest, in good faith and in accordance with applicable Laws and procedures, mechanics’, materialmen’s and other such liens filed against the Property; provided however, that Borrower shall give Written Notice to Lender of its intent to bring such action, and Lender may, in Lender’s sole discretion, require Borrower to post a bond or other collateral satisfactory to Lender (and acceptable to the title company insuring this Mortgage) as a result of Borrower’s act.

6.                                         Payment of Junior Encumbrances.  Borrower shall permit no default or delinquency under any other lien, imposition, charge or encumbrance against the Property, even though junior and inferior to the lien of this Mortgage; provided however, the foregoing shall not be construed to permit any such additional lien or encumbrance against the Property, other than the Permitted Exceptions.

7.                                         Payment of Mortgage Taxes.  Borrower shall pay any and all taxes which may be levied or assessed directly or indirectly upon the Note and/or this Mortgage (except for income taxes payable by Lender) or the Loan secured hereby, without regard to any Law which may be hereafter enacted imposing payment of the whole or any part thereof upon Lender, its successors or assigns.  Upon violation of this covenant, or upon the rendering by any court of competent jurisdiction of a decision that such a covenant by Borrower is legally inoperative, or if any court of competent jurisdiction shall render a decision that the rate of said tax when added to the rate of interest provided for in the Note exceeds the then maximum rate of interest allowed by Law, then, and in any such event, the debt hereby secured shall, at the option of Lender, its successors or assigns, become immediately due and payable, anything contained in this Mortgage or in the Note secured hereby notwithstanding, without the imposition of a Prepayment Premium (as defined in the Note.  The additional amounts which may become due and payable hereunder shall become a part of the Loan secured by this Mortgage.

8.                                       Hazard Insurance.  Borrower shall continuously, during the term of this Mortgage, keep the Improvements, Appurtenances, and Fixtures and Personal Property, now or hereafter existing, erected, installed and located in or upon the Real Property, insured with extended coverage insurance against loss or damage resulting from fire, windstorm, flood, sinkhole, earthquake, mine subsidence, acts of terrorism, and such other hazards, casualties, contingencies and perils including, without limitation, other risks insured against by persons operating like properties in the locality of the Property, or otherwise deemed necessary or advisable by Lender, on such forms and with such deductibles as may be required by Lender, covering the Property in the amount of the full replacement cost thereof, (without taking into account any depreciation) less excavating and foundation costs, and covering all loss or abatement of rental or other income, without a provision for co-insurance, in an amount equal to the scheduled rental income of the Property for at least twelve (12) months, or if applicable, business interruption insurance in an amount sufficient to pay debt service on the Note, operating expenses, taxes and insurance on the Property for a period of twelve (12) months, and covering loss by flood (if the Property lies in a Special Flood Hazard Area as designated on the Department of Housing and Urban Development’s Maps, or other flood prone designation) in an amount equal to the outstanding principal balance of the Loan or such other amount as approved by Lender, and earthquake insurance with a deductible amount of no more than ten percent (10%) of the policy amount, if the Property is located within one-half (1/2) mile of an Alquist-Priolo Special Earthquake Study Zone or if, in the judgment of Lender’s inspecting architect, the Property lies in an area of anticipated significant seismic activity, and “Ordinance or Law Coverage” or “Enforcement” endorsements in amounts satisfactory to Lender if any of the Improvements or the use of the Property shall at any time constitute legal non-conforming structures or uses or the ability to rebuild the Improvements is restricted or prohibited, and comprehensive boiler and machinery insurance (without exclusion for explosion), if applicable, in amounts as shall be reasonably required by Lender and covering all boilers or other pressure vessels, machinery and equipment located at or about the Property (including, without limitation, electrical equipment, sprinkler systems, heating and air conditioning equipment, refrigeration equipment and piping).  All such insurance shall be carried with a company or companies licensed to do business in the state where the Property is located, which is acceptable to Lender, which company or companies shall have a rating at the time this Mortgage is executed equivalent to at least A+:X as shown in the most recent Best’s Key Rating Guide.  The original policy or policies and renewals thereof (or, at the sole option of Lender, duplicate originals or certified copies thereof), together with receipts evidencing payment of the premium therefor, shall be deposited with, held by and are hereby assigned to, Lender as additional security for the Loan secured hereby.  Each such policy of insurance shall contain a noncontributing loss payable clause in favor of and in a form acceptable to Lender, and shall provide for not less than thirty (30) days prior Written Notice to Lender of any intent to modify, non-renew, cancel or terminate the policy or policies, or the expiration of such policies of insurance, or the exclusion of any individual risk such as acts of terrorism.  If the insurance required under this Section 8 or any portion thereof is maintained pursuant to a blanket policy, Borrower shall furnish to Lender a certified copy of such policy, together with an original Evidence of Insurance Certificate (Acord Form 27) for hazard insurance indicating that Lender is an additional insured under such policy in regard to the Property and showing the amount of coverage apportioned to the Property, which coverage shall be in an amount sufficient to satisfy the requirements hereof.  Not less than fifteen (15) days prior to the expiration dates of each policy required of Borrower hereunder, Borrower will deliver to Lender a renewal policy or policies marked “premium paid” or accompanied by other evidence of payment and renewal satisfactory to Lender.  In the event of foreclosure of this Mortgage or other transfer of title to the Property in extinguishment of the Loan secured hereby, all right, title and interest of Borrower, in and to any insurance policies then in force including any rights to unearned premiums, and in and to insurance proceeds then payable, shall pass to the purchaser or grantee.

In the event of loss by reason of hazards, casualties, contingencies and perils for which insurance has been required by Lender hereunder, Borrower shall give immediate notice thereof to Lender.  Lender is hereby irrevocably appointed attorney-in-fact coupled with an interest for

Lender to, at its option, make proof of loss and/or to file a claim thereunder.  Each insurance company concerned is hereby notified, authorized and directed to make payment for such loss directly to Lender, instead of to Borrower and Lender jointly, and Borrower hereby authorizes Lender to adjust and compromise any losses for which insurance proceeds are payable under any of the aforesaid insurance policies and, after deducting the costs of collection, to apply the proceeds of such insurance, at its option either: (a) to the restoration or repair of the insured Improvements, Appurtenances, and Fixtures and Personal Property, provided that, in the opinion and sole discretion of Lender, such restoration or repair is reasonably practical and, provided further, that, in the opinion and sole discretion of Lender, either: (i) the insurance proceeds so collected are sufficient to cover the cost of such restoration or repair of the damage or destruction with respect to which such proceeds were paid, or (ii) the insurance proceeds so collected are not sufficient alone to cover the cost of such restoration or repair, but are sufficient therefor when taken together with funds provided and made available by Borrower from other sources; in which event Lender shall make such insurance proceeds available to Borrower for the purpose of effecting such restoration or repair; but Lender shall not be obligated to see to the proper application of such insurance proceeds nor shall the amount of funds so released or used be deemed to be payment of or on account of the Loan secured hereby; or (b) to the reduction of the Loan, notwithstanding the fact that the amount owing thereon may not then be due and payable or that said Loan is otherwise adequately secured, in which event such proceeds shall be applied at par against the Loan secured hereby and the monthly payment due on account of such Loan shall be reduced accordingly as calculated by Lender.  None of such actions taken by Lender shall be deemed to be or result in a waiver or impairment of any equity, lien or right of Lender under and by virtue of this Mortgage, nor will the application of such insurance proceeds to the reduction of the Loan serve to cure any default in the payment thereof.  In the event of foreclosure of this Mortgage or other transfer of title to the Property in extinguishment of the Loan secured hereby, all right, title and interest of Borrower in and to any insurance policies then in force including any rights to unearned premiums and in and to insurance proceeds then payable, shall pass to the purchaser or grantee.

In case of Borrower’s failure to keep the Property properly insured as required herein, Lender, its successors or assigns, may, at its option (but shall not be required to) acquire such insurance as required herein at Borrower’s sole expense.

Notwithstanding anything set forth in this Section 8 to the contrary, in the event of loss or damage to the Property by fire or other casualty for which insurance has been required by Lender and provided by Borrower, and (a) the amount of such loss or damage does not exceed twenty-five percent (25%) of the unpaid principal balance of the Note, or (b) restoration is required by the terms of a Major Tenant Lease, Lender hereby agrees to allow the proceeds of insurance to be used for the restoration of the Property and to release such insurance proceeds to Borrower as such restoration progresses, provided:

(a)                                    Borrower is not in default beyond any applicable grace or cure periods under any of the terms, covenants and conditions of this Mortgage, the Note or any of the other Loan Documents;

(b)                                   The Improvements, after such restoration, shall be at least eighty percent (80%) leased pursuant to leases approved in writing by Lender;

(c)                                    The plans and specifications for the restoration of the Property are approved in writing by Lender in advance;

(d)                                   At all times during such restoration, Borrower has deposited with Lender funds which, when added to the insurance proceeds received by Lender, are sufficient to complete the restoration of the Property in accordance with the approved plans and specifications, and all applicable building codes, zoning ordinances, regulations and Accessibility Laws, and further, that the funds retained by Lender are sufficient to complete the restoration of the Property as certified to Lender by Lender’s inspecting architect/engineer;

(e)                                    Borrower provides suitable completion, payment and performance bonds, builders’ all risk insurance, and all necessary licenses and permits for such restoration in form and amount acceptable to Lender;

(f)                                      The insurer under such policies of fire or other casualty insurance does not assert any defense to payment under such policies against Lender, Borrower, any tenant, or third party of Borrower with regard to the Property;

(g)                                   Lender shall have the option, upon the completion of such restoration of the Property, to apply any surplus insurance proceeds remaining after the completion of such restoration, at par, to the reduction of the outstanding principal balance of the Note; notwithstanding the fact that the amount owing thereon may not then be due and payable or that said Loan is otherwise adequately secured;

(h)                                   The funds held by Lender shall be disbursed no more often than once per month and in not more than five (5) increments of not less than FIFTY THOUSAND AND NO/100 DOLLARS ($50,000.00) each, except the final disbursement of such funds which may be in an amount less than FIFTY THOUSAND AND NO/100 DOLLARS ($50,000.00);

(i)                                       Lender’s obligation to make any such disbursement shall be conditioned upon Lender’s receipt of written certification from Lender’s inspecting architect/engineer (whose reasonable fees shall be reimbursed to Lender by Borrower) that all construction and work for which such disbursement is requested has been completed in accordance with the approved plans and specifications and in accordance with all applicable building codes, zoning ordinances and all other Laws and, further, that Borrower has deposited with Lender sufficient funds to complete such restoration in accordance with Section 8(d); and

(j)                                       Lender shall be entitled to require and to impose such other conditions to the release of such funds as would be customarily or reasonably be required and imposed by local construction lenders for a project of similar nature and cost.

9.                                       Liability Insurance.  Borrower shall carry and maintain such commercial general liability insurance as may from time to time be reasonably required by Lender, taking into consideration the type of property being insured and the corresponding liability exposure, on forms, with deductibles, in amounts and with such company or companies licensed to do business in the state where the Property is located and as may be acceptable to Lender.  All such commercial general liability insurance shall be carried with a company or companies which have and maintain a rating equivalent to at least A+:X as shown in the most recent Best’s Key Rating

Guide.  The original policy or policies and all renewals thereof (or, at the sole option of Lender, duplicate originals or certified copies thereof), together with a Certificate of Insurance (Acord Form 25S) and receipts evidencing payment of the premium therefor, shall be deposited with, held by and are hereby assigned to, Lender as additional security for the Loan secured hereby.  Such policy or policies of insurance shall name Lender as an additional insured and shall provide for not less than thirty (30) days prior Written Notice to Lender of any intent to modify, cancel, non-renew, or terminate the policy or policies or the expiration of such policy or policies of insurance, or the exclusion of any individual risk such as acts of terrorism.  Not less than fifteen (15) days prior to the expiration dates of each policy or policies required of Borrower hereunder, Borrower will deliver to Lender a renewal policy or policies marked “premium paid” or accompanied by other evidence of payment and renewal satisfactory to Lender.  In the event of foreclosure of this Mortgage or other transfer of title to the Property in extinguishment of the Loan secured hereby, all right, title and interest of Borrower, in and to any insurance policies then in force including any rights to unearned premiums, and in and to insurance proceeds then payable, shall pass to the purchaser or grantee.  In case of Borrower’s failure to keep the Property properly insured as required herein, Lender, its successors or assigns, may, at its option (but shall not be required to) acquire such insurance as required herein at Borrower’s sole expense.

10.                                 Compliance With Laws.

(a)                                    Borrower shall observe, abide by and comply with all federal, regional, state and local laws, codes, ordinances, statutes, rules, regulations, decisions, orders, requirements or decrees relating to the Property enacted, promulgated or issued by any federal, state, county or local governmental or quasi-governmental authority or any agency or subdivision thereof having jurisdiction over Borrower or the Property, which now or hereafter affect Borrower or the Property, including Hazardous Waste Laws and Accessibility Laws (collectively, the “Laws”), and to observe and comply with all conditions and requirements necessary to preserve and extend any and all rights, licenses, permits (including, but not limited to, zoning, variances, special exceptions and nonconforming uses), privileges, franchises and concessions which are applicable to the Property, or which have been granted to or contracted for by Borrower in connection with any existing, presently contemplated or future uses of the Property.

(b)                                   Borrower shall not engage in any transaction which would cause any obligation, or action taken or to be taken, hereunder (or the exercise by Lender of any of its rights under the Note, this Mortgage and the other Loan Documents) to be a non-exempt (under a statutory or administrative class exemption) prohibited transaction under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).  Borrower shall deliver to Lender such certifications or other evidence from time to time throughout the term of this Mortgage, as requested by Lender in its sole discretion, that (i) Borrower is not an “employee benefit plan” as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA, or a “governmental plan” within the meaning of Section 3(32) of ERISA; (ii) Borrower is not subject to state statutes regulating investments and fiduciary obligations with respect to governmental plans; and (iii) one or more of the following circumstances is true:

(i)                                     Equity interests in Borrower are publicly offered securities, within the meaning of 29 C.F.R. § 2510.3-101(b)(2);

(ii)                                  Less than twenty-five percent (25%) of each outstanding class of equity interests in Borrower are held by “benefit plan investors” within the meaning of 29 C.F.R. § 2510.3-101(f)(2); or

(iii)                               Borrower qualifies as an “operating company” or a “real estate operating company” within the meaning of 29 C.F.R. § 2510.3-101(c) or (e) or an investment company registered under The Investment Company Act of 1940.

11.                                 Maintenance of Permits.  Borrower shall obtain, keep and constantly maintain in full force and effect during the entire term of this Mortgage, all certificates, licenses and permits necessary to keep the Property operating for the Existing Use and, except as specifically provided for in this Mortgage, not to assign, transfer or in any manner change such certificates, licenses or permits without first receiving the written consent of Lender.

12.                                 Obligations of Borrower as Lessor.

(a)                                  Borrower shall perform every obligation of Borrower (as the landlord) and enforce every obligation of the tenant in any and every lease, license or other occupancy agreement of or affecting the Property or any part thereof (the “Occupancy Leases”), and not to modify, alter, waive or cancel any such Occupancy Leases or any part thereof or rights thereunder, without the prior written consent of Lender (but such consent shall not be required for such action as to Occupancy Leases of three thousand (3,000) square feet or less if such action is in the ordinary course of business of owning and operating the Property in a prudent and business-like manner, on then current market terms), nor collect for more than thirty (30) days in advance of the date due any Rents that may be collectible under any such Occupancy Leases and, except as provided for in this Mortgage, not to assign any such Occupancy Lease(s) or any such Rents relating thereto, to any party other than Lender, without the prior written consent of Lender. Borrower will notify Lender in writing of any default under any Occupancy Lease, In the event of default under any such Occupancy Lease by reason of failure of Borrower to keep or perform one or more of the covenants, agreements or conditions thereof, Lender is hereby authorized and empowered, and may, at its sole option, remedy, remove or cure any such default, and further, Lender may, at its sole option and in its sole discretion but without obligation to do so, pay any sum of money deemed necessary by Lender for the performance of said covenants, agreements and conditions, or for the curing or removal of any such default, and incur all expenses and obligations which Lender may consider necessary or reasonable in connection therewith, and Borrower shall repay on demand all such sums so paid or advanced by Lender together with interest thereon until paid at the lesser of either; (i) the highest rate of interest then allowed by the Laws of the State of Florida, or, if controlling, the Laws of the United States, or (ii) the then applicable interest rate of the Note plus five hundred (500) basis points per annum; all of such sums, if unpaid, shall be added to and become part of the Loan.

(b)                                 All such Occupancy Leases hereafter made shall be subject to the approval of Lender and: (i) shall be at competitive market rental rates then prevailing in the geographic area for projects used for the Existing Use comparable to the Property, (ii) shall have lease terms of not less than three (3) years; and (iii) at Lender’s option, shall be superior or subordinate in all respects to the lien of this Mortgage. Provided, however, that Lender shall not require approval in advance of any Occupancy Leases which conform to the Borrower’s Form Lease (as hereinafter defined) as previously approved by Lender, except as set forth below.  Neither the right nor the exercise of the right herein granted unto Lender to keep or perform any such covenants, agreements or conditions as aforesaid shall preclude Lender from exercising its option to cause the whole Loan secured hereby to become immediately due and payable by reason of Borrower’s default in keeping or performing any such covenants, agreements or conditions.

(c)                                  Lender has approved a form of Occupancy Lease to be used by Borrower in connection with the Property (the “Form Lease”).  Borrower shall not, without the prior written consent of Lender, modify or alter the Form Lease in any material respect.  In addition, Borrower shall not, without the prior written consent of Lender, surrender, terminate, modify or alter, either orally or in writing, any Occupancy Lease now existing or hereafter made with any Major Tenant (as hereinafter defined) for all or part of the Property, permit an assignment or sublease of any such Occupancy Lease, or request or consent to the subordination of any Occupancy Lease to any lien subordinate to this Mortgage.  Borrower shall furnish Lender with copies of all executed Occupancy Leases of all or any part of the Property now existing or hereafter made, and Borrower shall assign to Lender (which assignment shall be in form and content acceptable to Lender), as additional security for the Note and the Loan, all Occupancy Leases now existing or hereafter made for all or any part of the Property.  Additionally, if any Occupancy Lease contains a provision allowing the tenant to terminate their lease upon payment of a lease termination fee, Borrower agrees that all such sums shall constitute rent, and shall be paid to Lender so long as this Mortgage is in effect.

Notwithstanding the foregoing approval by Lender of Borrower’s Form Lease, Lender hereby specifically reserves the right to approve all prospective tenants under all Occupancy Leases hereafter proposed to be made if either: (i) the term thereof, excluding options to renew the same, exceeds five (5) years; or (ii) the net rentable area to be occupied thereunder, including expansion options, exceeds ten percent (10%) of the net leasable area of each of the buildings comprising the Improvements (the tenants under such leases being hereinafter referred to as “Major Tenants”).  Borrower shall notify Lender in writing of all prospective Major Tenants, and shall deliver to Lender, at Borrower’s sole cost and expense, a copy of the prospective Major Tenant’s current financial statement and the most recent Dun & Bradstreet credit report on said prospective Major Tenant.  The financial statement delivered to Lender hereunder shall be certified as true and correct by the Major Tenant, or, if available, by a certified public accountant.  If Lender fails to respond within ten (10) business days after receipt from Borrower of an Occupancy Lease, together with tenant credit information, Lender shall be deemed to have approved such Occupancy Lease; provided that all items so submitted shall be sent certified mail, labeled with the following statement: “TIME SENSITIVE RESPONSE REQUIRED WITHIN TEN (10) BUSINESS DAYS OF ACTUAL RECEIPT.

(d)                                 In no event shall Borrower exercise any right to relocate any lessee outside the Property pursuant to any right set forth in an Occupancy Lease without the prior written consent of Lender.

13.                               Maintenance of Parking & Access: Prohibition Against Alteration; Separate Tax Lot.

(a)                                  Borrower shall construct, keep and constantly maintain, as the case may be, all curbs, drives, parking areas and the number of parking spaces heretofore approved by Lender, or heretofore or hereafter required by any Laws or any governmental body, agency or authority having jurisdiction over Borrower or the Property, and as required by the terms of the Occupancy Leases, and not to alter, erect, build or construct upon any portion of the Property, any building, structure or improvement of any kind whatsoever, the erection, building or construction of which has not been previously approved by Lender in writing, which approval shall be at the sole discretion of Lender.

(b)                                 Borrower shall cause the Property to remain separately assessed for real estate tax purposes as a separate tax lot or lots.

14.                               Execution of Additional Documents.  Borrower shall do, make, execute, acknowledge, witness and deliver all deeds, conveyances, mortgages, deeds of trust, assignments, estoppel certificates, subordination non-disturbance and attornments, notices of assignments, transfers, assurances, security agreements, financing statements and renewals thereof, and all other instruments or other acts necessary, as Lender shall from time to time require for the purpose of better assuring, conveying, assigning, transferring, securing and confirming unto Lender the Property and rights hereby encumbered, created, conveyed, assigned or intended now or hereafter so to be encumbered, created, conveyed or assigned, or which Borrower may now be or may hereafter become bound to encumber, create, convey or assign to Lender, or for the purpose of carrying out the intention or facilitating the performance of the terms of this Mortgage, or for filing, registering or recording this Mortgage, and to pay all filing, registration or recording fees and all taxes, costs and other expenses, including Reasonable Attorneys’ Fees, incident to the preparation, execution, acknowledgment, delivery and recordation of any of the same.  By signing this Mortgage, Borrower authorizes Lender to file such financing statements, with or without the signature of Borrower, as Lender may elect, as may be necessary or desirable to perfect the lien of Lender’s security interest in the Fixtures and Personal Property.  Without limiting any other provision herein, Borrower hereby authorizes Lender to file one or more financing statements and any renewal or continuation statements thereof, describing the Property and the proceeds of the Property, including, without limitation, a financing statement covering “all assets of Borrower all proceeds therefrom, and all rights and privileges with respect thereto”.  Borrower further authorizes Lender to file, with or without any additional signature from Borrower, as Lender may elect, such amendments and continuation statements as Lender may deem necessary or desirable from time to time to perfect or continue the lien of Lender’s security interest in the Fixtures and Personal Property.  Borrower hereby ratifies any financing statements that may have been filed by Lender in advance of the date hereof to perfect Lender’s security interest in the Fixtures and Personal Property.

15.                                    After Acquired Property Secured.  Borrower shall subject to the lien of this Mortgage all right, title and interest of Borrower in and to all extensions, improvements, betterments, renewals, substitutions and replacements of, and all additions and appurtenances to, the Property hereinabove described, hereafter acquired by or released to Borrower, or constructed, assembled or placed by Borrower on the Real Property, and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be, and in each such case, without any further mortgage, deed of trust, encumbrance, conveyance, assignment or other act by Borrower, as fully, completely and with the same effect as though now owned by Borrower and specifically described herein, but at any and all times, Borrower will execute and deliver to Lender any and all such further assurances, mortgages, deeds of trust, conveyances, security agreements, financing statements or assignments thereof or security interests therein as Lender may reasonably require for the purpose of expressly and specifically subjecting the same to the lien of this Mortgage.

16.                                   Payments by Lender on Behalf of Borrower.  Borrower shall make payment of any taxes, assessments or public charges on or with respect to the Property before the same shall become delinquent, or to make payment of any insurance premiums or other charges, impositions, or liens herein or elsewhere required to be paid by Borrower, or if Borrower shall fail so to do, then Lender, at its sole option, but without obligation to do so, may make payment or payments of the same and also may redeem the Property from tax sale without any obligation to inquire into the validity of such taxes, assessments, charges, impositions or liens.  In the case of any such payment by Lender, Borrower agrees to reimburse Lender, upon demand therefor, the amount of such payment and of any fees and expenses attendant in making the same, together with interest thereon at the lesser of either: (a) the highest rate of interest then allowed by the Laws of the State of Florida or, if controlling, the Laws of the United States, or (b) the then applicable interest rate of the Note plus five hundred (500) basis points per annum; and until paid such amounts and interest shall be added to and become part of the Loan secured hereby to the same extent that this Mortgage secures the repayment of the Loan.  In making payments authorized by the provisions of this Section 16, Lender may do so whenever, in Lender’s sole judgment and discretion, such advance or advances are necessary or desirable to protect the full security intended to be afforded by this Mortgage.  Neither the right nor the exercise of the rights herein granted to Lender to make any such payments as aforesaid shall preclude Lender from exercising its option to cause the Loan secured hereby to become immediately due and payable by reason of Borrower’s default in making such payments as hereinabove required.

17.                                   Funds Held by Lender for Taxes, Assessments, Insurance Premiums and Other Charges.  In order to more fully protect the security of this Mortgage, Borrower shall deposit with Lender, together with and in addition to each monthly payment due on account of the Loan, an amount equal to one-twelfth (l/12th) of the annual total of such taxes, assessments, insurance premiums and other charges (all as estimated by Lender in its sole discretion) so that, at least thirty (30) days prior to the due date thereof, Lender shall be able to pay in full all such taxes, assessments, insurance premiums and other charges as the same shall become due. Lender may hold the sums so deposited without paying interest, commingle same with its general funds and/or apply the same to the payment of said taxes, assessments, insurance premiums or other charges as they become due and payable.  If at any time the funds so held by Lender are insufficient to pay such taxes, assessments, insurance premiums or other charges as they become due and payable, Borrower shall immediately, upon Written Notice and demand by Lender, deposit with Lender the amount of such deficiency.  The failure on the part of Borrower to do so shall entitle Lender, at Lender’s sole option, to make such payments in accordance with the rights and pursuant to the conditions elsewhere provided in this Mortgage.  Whenever any default exists under this Mortgage, Lender may, at Lender’s sole option but without an obligation so to do, apply any funds so held by Lender pursuant to this Section 17 toward the payment of the Loan, notwithstanding the fact that the amount owing thereon may not then be due and payable or that the Loan may otherwise be adequately secured, in such order and manner of application as Lender may elect.

18.                                 Condemnation; Eminent Domain.  All claims and rights of action for, and all awards and other compensation heretofore or hereafter made to Borrower and all subsequent owners of the Property in any taking by eminent domain, recovery for inverse condemnation or by deed in lieu thereof, whether permanent or temporary, of all or any part of the Property or any easement or any appurtenance thereto, including severance and consequential damages and change in grade of any way, street, avenue, road, alley, passage or public place, are hereby assigned to Lender.  Borrower hereby irrevocably appoints Lender as its attorney-in-fact, coupled with an interest, and authorizes, directs and empowers Lender, at the option of Lender as said attorney-in-fact, on behalf of Borrower, its successors and assigns, to adjust or compromise the claim for any such award, and alone to collect and receive the proceeds thereof, to give proper receipts and acquittances therefor and, after deducting any expenses of collection, at Lender’s sole option either:

(a)                                     to apply the net proceeds as a credit upon any portion of the Loan, as selected by Lender, notwithstanding the fact that the amount owing thereon may not then be due and payable, or that the Loan is otherwise adequately secured.  In the event Lender applies such awards to the reduction of the outstanding Loan evidenced by the Note, such proceeds shall be applied at par, and the monthly installments due and payable under the Note shall be reduced accordingly as calculated by Lender; however no such application shall serve to cure an existing default of Borrower; or

(b)                                    to hold said proceeds without any allowance of interest, and make the same available for restoration or rebuilding of the Improvements.  In the event that Lender elects to make said proceeds available to reimburse Borrower for the cost of the restoration or rebuilding of the Improvements on the Real Property, such proceeds shall be made available in the manner and under the same conditions as required under Section 8 hereof.  If the proceeds are made available by Lender to reimburse Borrower for the cost of said restoration or rebuilding, any surplus which may remain out of said award after payment of such cost of restoration or rebuilding, shall be applied on account of the Loan at par notwithstanding the fact that the amount owing thereon may not then be due and payable or that the Loan may otherwise be adequately secured.

Borrower further covenants and agrees to give Lender immediate notice of the actual or threatened commencement of any proceedings under eminent domain, and to deliver to Lender copies of any and all papers served in connection with any such proceedings.  Borrower further covenants and agrees to make, execute and deliver to Lender, at any time or times, upon request, free, clear and discharged of any encumbrance of any kind whatsoever, any and all further assignments and/or other instruments deemed necessary by Lender for the purpose of validly and sufficiently assigning all such awards and other compensation heretofore or hereafter made to Lender (including the assignment of any award from the United States government at any time after the allowance of the claim therefor, the ascertainment of the amount thereof and the issuance of the warrant for payment thereof).

If either: (i) any part of any of the Improvements situated on the Real Property shall be condemned by any governmental authority having jurisdiction; or (ii) lands constituting a portion of the Real Property shall be condemned by any governmental authority having jurisdiction, such that the remaining Property is in violation of applicable parking, zoning, platting, or other ordinances, or fails to comply with the terms of the Occupancy Leases with Major Tenants.  In either of said events, Lender shall be entitled to application of condemnation proceeds to the outstanding principal balance of the Note at par, and the right to accelerate the maturity date of the Note and require payment in full without the imposition of a Prepayment Premium.

19.                                 Costs of Collection.  In the event that the Note is placed in the hands of an attorney for collection, or in the event that Lender shall become a party either as plaintiff or as defendant, in any action, suit, appeal or legal proceeding (including, without limitation, foreclosure, condemnation, bankruptcy, administrative proceedings or any proceeding wherein proof of claim is by law required to be filed), hearing, motion or application before any court or administrative body in relation to the Property or the lien and security interest granted or created hereby or herein, or for the recovery or protection of the Loan or the Property, or for the foreclosure of this Mortgage, or for the enforcement of the terms and conditions of the Loan Documents, Borrower shall indemnify, save, defend and hold Lender harmless from and against any and all Losses incurred by Lender on account thereof, and Borrower shall repay, on demand, all such Losses, together with interest thereon until paid at the lesser of either (a) the highest rate of interest then allowed by the Laws of the State of Florida, or, if controlling, the Laws of the United States, or (b) the then applicable rate of interest of the Note plus five hundred (500) basis points per annum; all of which sums, if unpaid, shall be added to and become a part of the Loan.

20.                                 Default Rate.  Any sums not paid when due, whether maturing by lapse of time or by reason of acceleration under the provisions of the Note, this Mortgage or any of the other Loan Documents, and whether principal, interest or money owing for advancements pursuant to the terms of this Mortgage or any other Loan Document, shall bear interest until paid at the lesser of either (a) the highest rate of interest then allowed by the Laws of the State of Florida, or, if controlling, the Laws of the United States, or (b) the then applicable rate of interest of the Note plus five hundred (500) basis points per annum; all of which sums shall be added to and become a part of the Loan.

21.                                     Savings Clause.  Notwithstanding any provisions in the Note or in this Mortgage to the contrary, the total liability for payments in the nature of interest, including but not limited to Prepayment Premiums, default interest and late payment charges, shall not exceed the limits imposed by the Laws of the State of Florida or, if controlling, the Laws of the United States, relating to maximum allowable charges of interest.  Lender shall not be entitled to receive, collect or apply, as interest on the Loan, any amount in excess of the maximum lawful rate of interest permitted to be charged by any Laws.  In the event Lender ever receives, collects or applies as interest any such excess, such amount which would be excessive interest shall be applied to reduce the unpaid principal balance of the Loan evidenced by the Note.  If the unpaid, principal balance of such Loan has been paid in full, any remaining excess shall be forthwith returned to Borrower.

22.                                     Bankruptcy, Reorganization or Assignment.  It shall be a default hereunder if Borrower or any general partner or managing member of Borrower shall: (a) elect to dissolve or liquidate its business organization or wind up its business affairs without receiving the prior written approval of Lender; (b) consent to the appointment of a receiver, trustee or liquidator of all or a substantial part of its assets; (c) be adjudicated as bankrupt or insolvent, or file a voluntary petition in bankruptcy, or admit in writing its inability to pay its debts as they become due; (d) make a general assignment for the benefit of creditors; (e) file a petition under or take advantage of any insolvency law; (f) file an answer admitting the material allegations of a petition filed against Borrower or any general partner or managing member of Borrower in any bankruptcy, reorganization or insolvency proceeding, or fail to cause the dismissal of such petition within thirty (30) days after the filing of said petition; (g) take action for the purpose of effecting any of the foregoing; or (h) if any order, judgment or decree shall be entered upon an application of a creditor of Borrower or any general partner or managing member of Borrower by a court of competent jurisdiction approving a petition seeking appointment of a receiver or trustee of all or a substantial part of Borrower’s assets or any of Borrower’s general partner’s or managing member’s assets and such order, judgment or decree shall continue unstayed and in effect for a period of thirty (30) days.

23.                                 Time is of the Essence, Monetary and Non-Monetary Defaults.  It is understood by Borrower that time is of the essence hereof in connection with all obligations of Borrower herein and any of the other Loan Documents.

Lender, at its sole option, may declare the Loan, as well as all other monies secured or evidenced hereby or by any of the other Loan Documents, including, without limitation, all Prepayment Premiums (to the extent permitted by the Laws of the State of Florida) and late payment charges, to be in default and forthwith due and payable, in the event:

(a)                                      Borrower defaults in the payment of any monthly installment of the Note, whether of principal or interest, or both, or in the payment of any other sums of money referred to herein or in the Note or in any of the other Loan Documents, promptly and fully when the same shall be due, without notice or demand from Lender to Borrower in regard to such Monetary Default (as hereinafter defined), and any such Monetary Default remains uncured for a period of five (5) days after Written Notice thereof has been given by Lender to Borrower, unless Lender has previously given Borrower such Written Notice for a failure to pay in the then current Loan Year (as defined in the Note), in which event no such notice need be given and no right to cure need be afforded Borrower as to any further Monetary Default during such Loan Year.  It is understood and agreed that the agreement of Lender provided notice and an opportunity to cure a Monetary Default does not waive Lender’s right to any late payment charge.

(b)                                    Borrower breaches or defaults on any of the terms, covenants, conditions and agreements of the Note, this Mortgage, or any other Loan Documents; or in the event that each and every one of said terms, covenants, conditions and agreements is not otherwise either duly, promptly and fully discharged or performed, and any such Non-Monetary Default (as hereinafter defined) remains uncured for a period of thirty (30) days after Written Notice thereof has been delivered from Lender to Borrower; unless such Non-Monetary Default cannot be cured within said thirty (30) day period, in which event Borrower shall have a reasonable period of time to complete cure, provided that action to cure such Non-Monetary Default is promptly commenced within said thirty (30) day period, and Borrower is, in Lender’s sole judgment, not diminishing or impairing the value of the Property, and is diligently pursuing a cure to completion, but in no event longer than ninety (90) days.

(c)                                    Any representation or warranty of Borrower or of its members, general partners, principals, affiliates, agents or employees, or of any Guarantor made herein or in or in any other Loan Document, in any guaranty, or in any certificate, report, financial statement or other instrument or document furnished to Lender shall have been false or misleading in any material respect when made.

(d)                                   Any seizure or forfeiture of the Property, or any portion thereof, or Borrower’s interest therein, resulting from criminal wrongdoing or other unlawful action of Borrower, its affiliates, or any tenant in the Property under any federal, state or local law.

(e)                                    If Borrower consummates a transaction which would cause this Mortgage or Lender’s exercise of its rights under this Mortgage, the Note or the other Loan Documents to constitute a nonexempt prohibited transaction under ERISA or result in a violation of a state statute regulating governmental plans, subjecting Lender to liability for a violation of ERISA or a state statute.

(f)                                      Any default occurs in the performance of any covenant or obligation of Borrower or any other party under any indemnity or guaranty delivered to Lender in connection with the Loan and such default continues beyond the expiration of applicable notice and cure periods.

Upon the occurrence of any one of the above events, and at the option of Lender, the principal of and the interest accrued on the Loan and all other sums secured by this Mortgage and the other Loan Documents shall immediately become due and payable as if all of said sums of money were originally stipulated to be paid on such day.  In addition, Lender may avail itself of all rights and remedies provided by law or equity, and may foreclose or prosecute a suit at law or in equity as if all monies secured hereby had matured prior to its institution, anything in this Mortgage or any of the other Loan Documents to the contrary notwithstanding.  Except as provided hereinabove, Lender shall have no obligation to give Borrower notice of, or any period to cure, any Monetary Default or any Incurable Default (as hereinafter defined) prior to exercising its rights, powers, privileges and remedies.

As used herein, the term “Monetary Default” shall mean any default which can be cured by the payment of money such as, but not limited to, the payment of principal and interest due under the Note, or the payment of taxes, assessments and insurance premiums when due as provided in this Mortgage.  As used herein, the term “Non-Monetary Default” shall mean any default that is not a Monetary Default or an Incurable Default.  As used herein, the term “Incurable Default” shall mean either: (i) any voluntary or involuntary sale, assignment, mortgaging, encumbering or transfer in violation of the covenants contained herein or any of the other Loan Documents; or (ii) if Borrower, or any person or entity comprising Borrower or any guarantor or indemnitor of the Loan, should breach any of the provisions of Section 22.

24.                                 Foreclosure.  Upon the occurrence of a default hereunder, Lender may institute an action to foreclose this Mortgage as to the amount so declared due and payable, and thereupon the Property (or any portion thereof) shall be sold according to law to satisfy and pay the same, together with all costs, expenses and allowances thereof, including, without limitation, Reasonable Attorneys’ Fees.  The Property may be sold in one parcel, several parcels or groups of parcels, and Lender shall be entitled to bid at the sale, and, if Lender is the highest bidder for the Property or any part or parts thereof, Lender shall be entitled to purchase the same.  The failure or omission on the part of Lender to exercise the option for acceleration of maturity of the Note and foreclosure of this Mortgage following any default as aforesaid or to exercise any other option or remedy granted hereunder to Lender when entitled to do so in any one or more instances, or the acceptance by Lender of partial payment of the Loan secured hereby, whether before or subsequent to Borrower’s default hereunder, shall not constitute a waiver of any such default or the right to exercise any such option or remedy, but such option or remedy shall remain continuously in force.  Acceleration of the maturity of the Note, once claimed hereunder by Lender, at the option of Lender, may be rescinded by written acknowledgment to that effect by Lender, but the tender and acceptance of partial payments alone shall not in any way either affect or rescind such acceleration of maturity, nor act as a waiver, accord and satisfaction, modification, novation or similar defense.

25.                                 UCC Remedies.  Upon the occurrence of a default, Lender may exercise its rights of enforcement with respect to the Fixtures and Personal Property under the UCC, and in conjunction with, in addition to or in substitution for those rights and remedies:

(a)                                    Written Notice mailed to Borrower as provided herein ten (10) days prior to the date of public sale of the Fixtures and Personal Property or prior to the date after which private sale of the Fixtures and Personal Property will be made shall constitute reasonable notice;

(b)                                   any sale made pursuant to the provisions of this Section shall be deemed to have been a public sale conducted in a commercially reasonable manner if held contemporaneously with the sale of the Mortgaged Property under power of sale as provided herein upon giving the same notice with respect to the sale of the Fixtures and Personal Property hereunder as is required for such sale of the Mortgaged Property under power of sale;

(c)                                    in the event of a foreclosure sale, whether made under the terms hereof, or under judgment of a court, the Fixtures and Personal Property and the Mortgaged Property may, at the option of Lender, be sold as a whole;

(d)                                   it shall not be necessary that Lender take possession of the Fixtures and Personal Property or any part thereof prior to the time that any sale pursuant to the provisions of this Section is conducted and it shall not be necessary that the Fixtures and Personal Property or any part thereof be present at the location of such sale;

(e)                                    prior to application of proceeds of disposition of the Fixtures and Personal Property to the secured indebtedness, such proceeds shall be applied to the reasonable expenses of retaking, holding, preparing for sale or lease, selling, leasing and the like and the Reasonable Attorneys Fees and other legal expenses incurred by Lender;

(f)                                      any and all statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale hereunder as to nonpayment of the indebtedness or as to the occurrence of any default, or as to Lender having declared all of such indebtedness to be due and payable, or as to notice of time, place and terms of sale and of the properties to be sold having been duly given, or as to any other act or thing having been duly done by Lender, shall be taken as prima facie evidence of the truth of the facts so stated and recited;

(g)                                    Lender may appoint or delegate any one (1) or more persons as agent to perform any act or acts necessary or incident to any sale held by Lender, including the sending of notices and the conduct of the sale, but in the name and on behalf of Lender; and

(h)                                    this Mortgage covers Goods which are or are to become Fixtures related to the Real Property, and covers As-Extracted Collateral related to the Real Property.  A carbon, photographic or other reproduction of this Mortgage or of any financing statement relating to this Mortgage shall be sufficient as a financing statement.  This Mortgage shall be effective as a financing statement filed as a fixture filing with respect to all fixtures included within the Property and is to be filed for record in the real estate records in the Office of the County Clerk where the Property (including said fixtures) is situated.  This Mortgage shall also be effective as a financing statement As-Extracted Collateral with respect to all As-Extracted Collateral included within the Real Property (including, without limitation, all oil, gas, other minerals, and other substances of value which may be extracted from the earth and all accounts arising out of the sale at the wellhead or minehead thereof), and is to be filed for record in the real estate records of the county where the Property is situated.  The mailing address of Borrower is set forth in Section 43 of this Mortgage and the address of Lender from which information concerning the security interest may be obtained is the address of Lender set forth in Section 43 of this Mortgage.

26.                                 Protection of Lender’s Security.  At any time after default hereunder, Lender, or Lender’s agents or contractors, is authorized, without notice and in Lender’s sole discretion, to enter upon and take possession of the Property or any part thereof, and to perform any acts which Lender deems necessary or proper to conserve the security interest herein intended to be provided by the Property, to operate any business or businesses conducted thereon, and to collect and receive all Rents thereof and therefrom, including those past due as well as those accruing thereafter.

27.                                 Appointment of Receiver.  If, at any time after a default hereunder, Lender deems, in Lender’s sole discretion, that a receivership may be necessary to protect the Property or its Rents, whether before or after maturity of the Note and whether before or at the time of or after the institution of foreclosure or suit to collect the Loan or to enforce this Mortgage or any of the other Loan Documents, Lender, as a matter of strict right and regardless of the value of the Property or the amounts due hereunder or secured hereby, or of the solvency of any party bound for the payment of such indebtedness, shall have the right, upon ex parte application and without notice to anyone, and by any court having jurisdiction, to the appointment of a receiver to take charge of, manage, preserve, protect and operate the Property, to collect the Rents thereof, to make all necessary and needful repairs, and to pay all taxes, assessments, insurance premiums and other such charges against and expenses of the Property, and to do such other acts as may by such court be authorized and directed, and after payment of the expenses of the receivership and the management of the Property, to apply the net proceeds of such receivership in reduction of the Loan or in such other manner as the said court shall direct notwithstanding the fact that the amount owing thereon may not then be due and payable or the said Loan is otherwise adequately secured.  Such receivership shall, at the option of Lender, continue until full payment of all sums hereby secured or until title to the Property shall have passed by sale under this Mortgage.  Borrower hereby specifically waives its right to object to the appointment of a receiver as aforesaid, and hereby expressly agrees that such appointment shall be made as an admitted equity and as a matter of absolute right to Lender.

28.                                 Rights and Remedies Cumulative; Forbearance Not a Waiver. The rights and remedies herein provided are cumulative, and Lender, as the holder of the Note and of every other obligation secured hereby, may recover judgment thereon, issue execution therefor and resort to every other right or remedy available at law or in equity, without first exhausting any right or remedy available to Lender and without affecting or impairing the security of any right or remedy afforded hereby, and no enumeration of special rights or powers by any provisions hereof shall be construed to limit any grant of general rights or powers, or to take away or limit any and all rights granted to or vested in Lender by law or equity.  Borrower further agrees that no delay or omission on the part of Lender to exercise any rights or powers accruing to it hereunder shall impair any such right or power, or shall be construed to be a waiver of any such default hereunder or an acquiescence therein; and every right, power and remedy granted herein or by law or equity to Lender may be exercised from time to time as often as Lender deems expedient.

Lender may resort to any security given by this Mortgage or to any other security now existing or hereafter given to secure the payment of the Loan, in whole or in part, and in such portions and in such order as may seem best to Lender in its sole discretion, and any such action shall not be considered as a waiver of any of the rights, benefits, liens or security interests evidenced by this Mortgage.  To the full extent Borrower may do so, Borrower agrees that Borrower will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force pertaining to the rights and remedies of sureties or providing for any appraisement, valuation, stay, extension or redemption, and Borrower, for Borrower and Borrower’s heirs, devisees, representatives, successors and assigns, and for any and all persons ever claiming any interest in the Property, to the extent permitted by law, hereby waives and releases all rights of redemption, valuation, appraisement, stay of execution, notice of intention to mature or declare due the whole of the secured indebtedness, notice of election to mature or declare due the whole of the secured indebtedness and all rights to a marshaling of the assets of Borrower, including the Property, or to a sale in inverse order of alienation in the event of foreclosure of the liens and security interests hereby created.  Borrower shall not have or assert any right under any statute or rule of law pertaining to the marshaling of assets, sale in inverse order of alienation, the exemption of homestead, the administration of estates of decedents or other matters whatever to defeat, reduce or affect the right of Lender under the terms of this Mortgage to a sale of the Property for the collection of the secured indebtedness without any prior or different resort for collection, or the right of Lender under the terms of this Mortgage to the payment of such indebtedness out of the proceeds of sale of the Property in preference to every other claimant whatever.  If any law referred to in this Section and now in force, of which Borrower or Borrower’s heirs, devisees, representatives, successors and assigns and such other persons claiming any interest in the Property might take advantage despite this Section, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to preclude the application of this Section.

29.                                   Modification Not an Impairment of Security.  Lender, without notice and without regard to the consideration, if any, paid therefor, and notwithstanding the existence at that time of any inferior mortgages, deeds of trust, or other liens thereon, may release any part of the security described herein, or may release any person or entity liable for the Loan secured hereby without in any way affecting the priority of this Mortgage, to the full extent of the Loan remaining unpaid hereunder, upon any part of the security not expressly released.  Lender may, at its option and within Lender’s sole discretion, also agree with any party obligated on the Loan, or having any interest in the security described herein, to extend the time for payment of any part or all of the Loan, and such agreement shall not, in any way, release or impair this Mortgage, but shall extend the same as against the title of all parties having any interest in said security, which interest is subject to this Mortgage.

30.                                   Property Management and Leasing.  The exclusive manager of the Property shall be Borrower, or such other manager as may be first approved in writing by Lender.  The exclusive leasing agent of the Property, if other than Borrower or the foregoing party, shall be first approved in writing by Lender.  The management and leasing contracts (or in the absence of any such written contract, a letter so stating and further identifying the name of the person or entity charged with the responsibility for managing and/or leasing the Property)  shall be subordinate to this Mortgage, and satisfactory to and subject to the prior written approval of Lender throughout the term of the Loan.  Upon default in either of these requirements, then the whole of the Loan hereby secured shall, at the election of Lender, become immediately due and payable, together with any Prepayment Premium, late payment charges and all other sums required by the Note or the other Loan Documents, and Lender shall be entitled to exercise any or all remedies provided for or referenced in this Mortgage.

31.                                   Modification Not a Waiver.  In the event Lender (a) releases, as aforesaid, any part of the security described herein or any person or entity liable for the Loan; (b) grants an extension of time for the payment of the Note; (c) takes other or additional security for the payment of the Note; or (d) waives or fails to exercise any rights granted herein, in the Note, or any of the other Loan Documents, any said act or omission shall not release Borrower, subsequent purchasers of the Property or any part thereof, or makers, sureties, endorsers or guarantors of the Note, if any, from any obligation or any covenant of this Mortgage, the Note or any of the other Loan Documents, nor preclude Lender from exercising any right, power or privilege herein granted or intended to be granted in the event of any other default then made, or any subsequent default.

32.                                   Transfer of Property or Controlling Interest in Borrower: Assumption.  Except as set forth in Section 38(b) hereof, without the prior written consent of Lender, the sale, transfer, assignment or conveyance of all or any portion of the Property, or the transfer, assignment or conveyance of a controlling interest in Borrower or its general partner or managing member, or any guarantor, whether voluntary or by operation of law, without the prior written consent of Lender, shall constitute a default hereunder, and entitle Lender, at Lender’s sole option, to accelerate all sums due on the Note, together with any Prepayment Premiums (to the extent permitted by the Laws of the State of Florida), late payment charges or any other amounts secured hereby.  Lender may, however, elect to waive the option to accelerate granted hereunder if, prior to any such sale, transfer, assignment or conveyance of the Property, the following conditions shall be fully satisfied: (a) Lender acknowledges in writing that, in Lender’s sole discretion, the creditworthiness of the proposed transferee and the ability and experience of the proposed transferee to operate the Property are satisfactory to Lender; (b) Lender and the proposed transferee shall enter into an agreement in writing that (i) the rate of interest payable on the Loan secured hereby shall be at such rate as Lender shall determine, (ii) the repayment schedule as set forth in the Note shall be modified by Lender, in Lender’s sole discretion, to initiate amortization or modify the existing amortization schedule in order to amortize the then remaining unpaid principal balance of the Note secured hereby over a period of time as determined by Lender, in Lender’s sole discretion, without a change in the maturity date of the Note, and (iii) the proposed transferee shall assume all obligations of Borrower under the Note, this Mortgage and the other Loan Documents in writing and an assumption fee, to be determined by Lender in Lender’s sole discretion, may be charged by Lender; (c) Lender shall receive, for Lender’s review and approval, copies of all transfer documents; and (d) Borrower or the transferee shall pay all costs and expenses in connection with such transfer and assumption, including, without limitation, all fees and expenses incurred by Lender. Notwithstanding the foregoing, Lender acknowledges that Borrower’s general partner is a publicly traded real estate investment trust (“REIT”) and that such general partner shares are freely traded in the public markets.  Transfers of shares of the general partner in the ordinary course of such trading shall not be a default under the loan documents.

Borrower, or any subsequent owner of the Property or any portion thereof, shall do all things necessary to preserve and keep in full force and effect its and their legal existence, franchises, rights and privileges as a corporation, partnership or limited liability company, as the case may be, under the laws of the State of its formation and its right to own property and transact business in the State of Florida.  It shall be a default hereunder if Borrower, or any subsequent owner of the Property or any portion thereof, shall amend, modify, transfer, assign or terminate the applicable governing documents for such entity, including its partnership agreement, certificate of partnership, operating agreement, articles of organization, regulations, articles of incorporation or bylaws, as the case may be (as applicable, the “Governing Documents”), of Borrower or such subsequent owner without the prior written consent of Lender.  Borrower, or such subsequent owner of the Property, shall provide Lender with copies of any proposed amendment to its applicable Governing Documents, so that Lender may, in Lender’s sole discretion, determine whether such amendment adversely affects Lender, the Property or the security value thereof.  Provided, however, that any amendment, modification, transfer, assignment or termination of Borrower’s applicable Governing Documents or any other action pursuant to which the current general partner or managing member of Borrower shall either: (i) cease to be the general partner or managing member of Borrower; or (ii) except to the extent permitted herein, cease to own or maintain a partnership or membership interest in Borrower equal to or greater than its partnership or membership interest at the time this Mortgage is executed, shall be deemed to have a material adverse effect upon Lender and the Property, and shall be a default hereunder.

Borrower shall not change its name or identity in any manner which may make any financing or continuation statement filed in connection with the Loan seriously misleading within the meaning of the UCC enacted in the State of Florida or change its jurisdiction of organization unless Borrower shall have delivered to Lender written notice thereof not less than thirty (30) days before the effective date of such change and shall have taken all action which Lender determines to be reasonably necessary or desirable to confirm and protect Lender’s security interests and rights under this Mortgage and the perfection and priority thereof.  Borrower will not change its principal places of business unless it shall have given Lender prior written notice of its intent to do so not less than thirty (30) days in advance of the effective date of such change.  Borrower shall bear all costs incurred by Lender in connection with any such change including, without limitation, Reasonable Attorney’s Fees.

In the event the ownership of the Property, or any part thereof, shall become vested in a person or entity other than Borrower, whether with or without the prior written consent of Lender, Lender may, without notice to Borrower, deal with such successor or successors in interest with reference to the Property, this Mortgage and the other Loan Documents, in the same manner and to the same extent as with Borrower without in any way vitiating or discharging Borrower’s liability hereunder or under any of the Loan Documents.  No sale, transfer or conveyance of the Property, no forbearance on the part of Lender and no extension of time given by Lender to Borrower for the payment of the Note shall operate to release, discharge, modify, change or affect the original liability of Borrower, either in whole or in part, unless expressly set forth in writing executed by Lender.  Notwithstanding anything contained herein to the contrary, Borrower hereby waives any right it now has or may hereafter have to require Lender to prove an impairment of its security as a condition to the exercise of Lender’s rights under this Section 32.

A sale, transfer, assignment or conveyance within the meaning of this Section shall be deemed to include, but not be limited to: (a) an installment sales agreement wherein Borrower agrees to sell the Property or any part thereof for a price to be paid in installments; (b) an agreement by Borrower leasing all or a substantial part of the Property for other than actual occupancy by a tenant under an Occupancy Lease or a sale, assignment or other transfer of, or the grant of a security interest in, Borrower’s right, title and interest in and to any leases or any Rents; (c) if Borrower, any guarantor, any indemnitor, or any general partner or managing member of Borrower, is a corporation, the voluntary or involuntary sale, conveyance, transfer or pledge of such corporation’s stock (or the stock of any corporation directly or indirectly controlling such corporation by operation of law or otherwise), or the creation or issuance of new stock by which an aggregate of more than ten percent (10%) of such corporation’s stock shall be vested in a party or parties who are not now stockholders; and (d) if Borrower, any guarantor, indemnitor, or any general partner or managing member of Borrower, is a limited partnership, general partnership, limited liability partnership, limited liability company, or joint venture, the change, removal or resignation of a general partner, managing partner, or member, or the transfer or pledge of the interest of any general partner, managing partner, or member or any profits or proceeds relating to such interest.

Notwithstanding anything contained in this Section 32 to the contrary, including the immediately-preceding paragraph, as long as no default has occurred hereunder or under the Note and is continuing beyond the expiration of any applicable cure period, ownership interests in Borrower or the Property (provided that there shall be no more than one owner of the Property) may be transferred or assigned to The Inland Group, Inc. or Inland Real Estate Investment Corporation, to an Affiliate of The Inland Group, Inc. or Inland Retail Real Estate Trust Investment Corporation or to a real estate investment trust sponsored by one of the foregoing entities provided that Inland Western Retail Real Estate Trust, Inc. ratifies its obligations as indemnitor and guarantor under the Indemnity Agreement and Guaranty Agreement of even date herewith in favor of Lender, and such Affiliate or real estate investment trust retains management and operating control of Borrower, without necessity of Lender’s consent and without payment of a fee or premium except Lender’s actual reasonable fees so long as the transferee assumes (subject to the non-recourse provisions and carve-outs contained therein) all obligations of the transferor, if any, under the Note and the Loan Documents, if any.  “Affiliate” shall mean, with respect to a party, any person or entity that controls, is controlled by or is under common control with such party, with “control” and its derivatives meaning the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such party, whether through the ownership of voting stock, partnership interests or units or limited liability company membership interests or by contract or otherwise.  No transfer or assignment shall be valid or permitted hereunder unless Lender has received prior written notice of the transfer or assignment and copies of all transfer and other related documents and Borrower pays all reasonable fees and expenses incurred by Lender in connection with such transfer and assumption, including, without limitation, title insurance charges (if the proposed transfer would impair Lender’s title insurance) and Reasonable Attorneys’ Fees.  Any transfer of which does not strictly comply with the terms and conditions of this Section 32 shall be a default hereunder and shall entitle Lender to exercise all rights and remedies provided in this Mortgage.

33.                                 Further Encumbrance Prohibited; Subrogation.  So long as the Note remains unpaid, Borrower shall not, either voluntarily or involuntarily, permit the Property or any part thereof to become subject to any secondary or subordinate lien, mortgage, deed of trust, security interest or encumbrance of any kind whatsoever without the prior written consent of Lender, and the imposition of any such secondary lien, mortgage, deed of trust, security interest or encumbrance without the approval of Lender shall constitute a default hereunder, and entitle Lender, at Lender’s sole option, to declare the outstanding principal balance of the Note, all accrued and unpaid interest thereon, Prepayment Premiums (to the extent permitted by the laws of the State of Florida, late payment charges and any other amounts secured hereby to be and become immediately due and payable in full.  In the event that Lender shall hereafter give its written consent to the imposition of any such secondary lien, mortgage, deed of trust, security interest or other encumbrance upon the Property, Lender, at Lender’s sole option, shall be entitled to accelerate the maturity of the Note and exercise any and all remedies provided and available to Lender hereunder and in the other Loan Documents in the event that the holder of any such secondary lien or encumbrance shall institute foreclosure or other proceedings to enforce the same; it being understood and agreed that a default under any instrument or document evidencing, securing or secured by any such secondary lien or encumbrance shall be and constitute a default hereunder.  In the event all or any portion of the proceeds of the Loan are used for the purpose of retiring debt or debts secured by prior liens on the Property, Lender shall be subrogated to the rights and lien priority of the holder or holders of the lien or liens so discharged.

34.                                Conveyance of Mineral Rights Prohibited.   Borrower agrees that the making of any oil, gas or mineral lease, or the sale or conveyance of any mineral interest or right to explore for minerals under, through or upon the Property, would impair the value of the Property, and that Borrower shall have no right, power or authority to lease the Property, or any part thereof, for oil, gas or other mineral purposes, or to grant, assign or convey any mineral interest of any nature, or the right to explore for oil, gas and other minerals, without first obtaining Lender’s express written permission therefor, which permission shall not be valid until recorded among the Public Records of Brevard County, in the State of Florida.  Borrower further agrees that if Borrower shall make, execute, or enter into any such lease or attempt to grant any such mineral rights without such prior written permission of Lender, then Lender shall have the option, without notice, to declare the same to be a default hereunder, and to declare the Loan immediately due and payable in full.  Whether or not Lender shall consent to such lease or grant of mineral rights, Lender shall receive the entire consideration to be paid for any such lease or grant of mineral rights, with the same to be applied to the Loan notwithstanding the fact that the amount owing thereon may not then be due and payable or that the Loan is otherwise adequately secured; provided, however, that the acceptance of such consideration shall in no way impair the lien of this Mortgage on the Property or cure any existing Monetary Default.

35.                                Estoppel Certification by Borrower.  Borrower, upon request of Lender therefor made either personally or by mail, shall certify in writing to Lender (or any party designated by Lender), in a form satisfactory to Lender or such designee, the amount of principal and interest then outstanding under the terms of the Note and any other sums due and owing under this Mortgage or any of the other Loan Documents, and whether any offsets or defenses exist against the Loan.  Such certification shall be made by Borrower within ten (10) days if the request is made personally, or within twenty (20) days if the request is made by mail.

36.                                Cross Default.  The Note is also secured by the terms, conditions and provisions of the Assignment and, additionally, may be secured by contracts or agreements of guaranty or other security instruments.  The terms, covenants, conditions and agreements of each security instrument shall be considered a part hereof as fully as if set forth herein verbatim.  Any default under this Mortgage or any of the other Loan Documents shall constitute a default hereunder and under each of the other Loan Documents. Notwithstanding the foregoing, the enforcement or attempted enforcement of this Mortgage or any of the other Loan Documents now or hereafter held by Lender shall not prejudice or in any manner affect the right of Lender to enforce any other Loan Document; it being understood and agreed that Lender shall be entitled to enforce this Mortgage and any of the other Loan Documents now or hereafter held by it in such order and manner as Lender, in its sole discretion, shall determine.

37.                                Examination of Borrower’s Records.  Borrower will maintain complete and accurate books and records showing in detail the income and expenses of the Property, and will permit Lender and its agents, contractors or representatives to examine said books and records and all supporting vouchers and data during normal business hours and from time to time upon request by Lender, in such place as such books and records are customarily kept.  Borrower will furnish to Lender, within one hundred twenty (120) days after the close of each respective fiscal period annual and semi-annual financial statements (income statements and a balance sheet) for the Borrower and the Property.  These statements shall be in form reasonably acceptable to Lender, shall be prepared in accordance with generally accepted accounting principles, and shall include a rent roll, certified as true and correct by Borrower.  The statements shall show in detail all income derived from and expenses incurred in connection with the ownership of the Property, including current annual sales figures for all Major Tenants of the Property if required under the Major Tenant leases or if such financial information is otherwise available.  In the event Borrower fails to provide such statements to Lender within the time prescribed above, Borrower shall pay Lender the sum of TWO HUNDRED AND NO/100 DOLLARS ($200.00) in administrative expenses for each successive month for which the statements are delinquent. Upon a default hereunder beyond any applicable grace or cure periods, Lender shall have the right to require that said financial statements be audited and certified by a certified public accountant acceptable to Lender, at the sole cost and expense of Borrower.

In addition, at the request of Lender, but in no case more often than once a quarter or more than three (3) times during the term of the Loan, Borrower shall furnish to Lender (i) unaudited financial statements (balance sheet, income statement, cash flow statement and current rent roll) covering operation of the Property for periods other than those set forth in the preceding paragraph; (ii) unaudited financial statements (balance sheets, income statements, and cash flow statements) for Borrower, its general partner(s), shareholder(s) or member(s) (whichever is applicable) and for such other principals of Borrower as designated by Lender; and (iii) a portfolio analysis showing annualized cash flow statements (including debt service payments) for all real properties owned by Borrower, its general partner(s), shareholder(s), or member(s) (whichever is applicable) and for such designated principals.  All such statements shall be certified to Lender to be complete, correct, and accurate by the individual (for an individual’s statements) or by an authorized representative of the entity (if statements are for a partnership, corporation or limited liability company).

38.                                   Alteration, Removal and Change in Use of Property Prohibited.  Borrower covenants and agrees to permit or suffer none of the following without the prior written consent of Lender:

(a)                                    Any structural alteration of, or addition to, the Improvements now or hereafter situated upon the Real Property, or the addition of any new buildings or other structure(s) thereto, other than the erection or removal of non-load bearing interior walls; or

(b)                                   The removal, transfer, sale or lease (except for Occupancy Leases) of the Property, except that the removal, replacement or substitution of fixtures, equipment, machinery, apparatus and articles of personal property (replacement or substituted items must be of like or better quality than the removed items in their original condition) encumbered hereby may be made in the normal course of business; or

(c)                                    The use of any of the Improvements now or hereafter situated on the Real Property for any purpose other than the Existing Use and related facilities.

39.                                   Future Advances Secured.  This Mortgage shall secure not only existing indebtedness, but also future advances, whether such advances are obligatory or to be made at the option of Lender.  Upon the request of Borrower, and at Lender’s option prior to release of this Mortgage, Lender may make future advances to Borrower.  All future advances with interest thereon shall be secured by this Mortgage to the same extent as if such future advances were made on the date of the execution of this Mortgage unless the parties shall agree otherwise in writing, but the total secured indebtedness shall not exceed at any one time a maximum principal amount equal to double the face amount of the Note plus interest and costs of collection, including court costs and Reasonable Attorneys’ Fees.  Any advances or disbursements made for the benefit or protection of or the payment of taxes, assessments, levies or insurance upon the Property, with interest on such disbursements as provided herein, shall be added to the principal balance of the Note and collected as a part thereof.  To the extent that this Mortgage may secure more than one note, a default in the payment of any such mortgage note shall constitute a default in the payment of all such notes.  The filing of any notice limiting the maximum amount that may be secured by this Mortgage pursuant to Florida Statutes Section 697.04 or otherwise shall be and constitute a default under this Mortgage.

40.                                 Effect of Security Agreement.  Borrower agrees to, and shall upon the request of Lender, execute and deliver to Lender, in form and content satisfactory to Lender, such financing statements, descriptions of property and such further assurances as Lender, in Lender’s sole discretion, may from time to time consider necessary to create, perfect, continue and preserve the lien and encumbrances hereof, and the security interest granted herein, upon and in the Property.  Without the prior written consent of Lender, Borrower shall not create or suffer to be created, pursuant to the UCC, any other security interest in such real and personal property and fixtures described herein.  Upon the occurrence of a default hereunder or Borrower’s breach of any other covenants or agreements between the parties entered into in conjunction herewith, Lender shall have the remedies of a secured party under the UCC as provided in Section 25, and at Lender’s option, the remedies provided for in this Mortgage and the other Loan Documents.  Lender, at the expense of Borrower, may cause such statements, descriptions and assurances, as herein provided in this Section 40, and this Mortgage, to be recorded and re-recorded, filed and refiled, at such times and in such places as may be required or permitted by law to so create, perfect and preserve the lien and encumbrance hereof upon all of the Property.

41.                                 Terms of Application Survive Closing.  The terms and provisions of the letter from Lender consenting to the assumption of the Loan by Borrower dated December 21, 2004 and accepted by Borrower on December 30, 2004 and any subsequent amendments thereto (the “Application”), executed by and between Borrower and Lender, are incorporated herein by reference.  All terms, covenants, conditions and agreements of the Application not expressly set forth in this Mortgage and any of the other Loan Documents shall survive the execution and delivery hereof, and remain in full force and effect.  In the event any conflict exists between the terms, covenants, conditions and agreements of the Application and the Loan Documents, the terms, covenants, conditions and agreements of the Loan Documents shall prevail.

42.                                       Successors and Assigns; Terminology.  The provisions hereof shall be binding upon Borrower and the heirs, personal representatives, trustees, successors and assigns of Borrower, and shall inure to the benefit of Lender, its successors and assigns.  Where more than one (1) Borrower is named herein, the obligations and liabilities of said Borrower shall be joint and several.

Wherever used in this Mortgage, unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein: (a) the word “Borrower” shall mean Borrower and/or any subsequent owner or owners of the Property; (b) the word “Lender” shall mean Lender or any subsequent holder or holders of this Mortgage; (c) the word “Note” shall mean the Note(s) secured by this Mortgage; and (d) the word “person” shall mean an individual, trustee, trust, corporation, partnership, limited liability corporation, limited liability partnership, joint venture or unincorporated association.  As used herein, the phrase “Reasonable Attorneys’ Fees” shall mean fees charged by attorneys selected by Lender based upon such attorneys’ then prevailing hourly rates as opposed to any statutory presumption specified by any statute then in effect in the State.  As used herein words of any gender shall include all other genders.

43.                                 Notices.  All notices, reports, requests or other written instruments required or permitted hereunder, shall be in writing, signed by the party giving or making the same, and shall be sent hand-delivered, effective upon receipt, sent by United States Express Mail or by a nationally recognized overnight courier, effective upon receipt, or sent by United States registered or certified mail, postage prepaid, with return receipt requested, deemed effective on the earlier of the day of actual delivery as shown by the addressee’s return receipt or the expiration of three (3) business days after the date of mailing, addressed to the party intended to receive the same at the address set forth below or at such other address as shall be given in writing by any party to another (“Written Notice”):

If to Borrower:	Inland Western Viera Lake Andrew, L.L.C.
2901 Butterfield Road
Oak Brook, Illinois 60523
Attention: Steve Grimes

with copy to:	Inland Western Retail Real Estate Trust, Inc.
2901 Butterfield Road
Oak Brook, Illinois 60523
Attention: Roberta Matlin

and additional copy to:	The Inland Real Estate Group, Inc.
Law Department
2901 Butterfield Road
Oak Brook, Illinois 60523
Attention: Robert Baum, Esq.

If to Lender:	Nationwide Life Insurance Company
One Nationwide Plaza
Columbus, Ohio 43215-2220
Attention: Real Estate Investment Department, 34T

44.                                 Governing Law; Waiver of Jury Trial; Severability.  BORROWER, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVES, RELINQUISHES AND FOREVER FORGOES HEREBY THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY TORT ACTION, AGAINST LENDER, ITS SUCCESSORS AND ASSIGNS, BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO OR IN

CONNECTION WITH ANY OF THE LOAN DOCUMENTS, THE LOAN OR ANY COURSE OF CONDUCT, ACT, OMISSION, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PERSON (INCLUDING, WITHOUT LIMITATION, LENDER’S DIRECTORS, OFFICERS, PARTNERS, MEMBERS, EMPLOYEES, AGENTS OR ATTORNEYS, OR ANY OTHER PERSONS AFFILIATED WITH LENDER), IN CONNECTION WITH THE LOAN OR THE LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, IN ANY COUNTERCLAIM WHICH ANY PARTY MAY BE PERMITTED TO ASSERT THEREUNDER, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.  IN NO EVENT SHALL LENDER, ITS SUCCESSORS OR ASSIGNS BE LIABLE FOR ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES WHATSOEVER (INCLUDING WITHOUT LIMITATION LOSS OF BUSINESS PROFITS OR OPPORTUNITY) AND BY ITS EXECUTION HEREOF, BORROWER WAIVES ANY RIGHT TO CLAIM OR SEEK ANY SUCH DAMAGES.  THIS MORTGAGE AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE FLORIDA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.  THE PARTIES HERETO IRREVOCABLY (A) AGREE THAT ANY SUIT, ACTION OR OTHER LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS MORTGAGE MAY BE BROUGHT IN A COURT OF RECORD IN THE STATE OR IN THE COURTS OF THE UNITED STATES OF AMERICA LOCATED IN SUCH STATE, (B) CONSENT TO THE NON-EXCLUSIVE JURISDICTION OF EACH SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING, AND (C) WAIVE ANY OBJECTION WHICH IT MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY OF SUCH COURTS AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.  IF ANY CLAUSES OR PROVISIONS HEREIN CONTAINED OPERATE, OR WOULD PROSPECTIVELY OPERATE, TO INVALIDATE THIS MORTGAGE, THEN SUCH CLAUSES OR PROVISIONS ONLY SHALL BE HELD FOR NAUGHT, AS THOUGH NOT HEREIN CONTAINED, AND THE REMAINDER OF THIS MORTGAGE SHALL REMAIN OPERATIVE AND IN FULL FORCE AND EFFECT.

45.                                     Rights of Lender Cumulative.  The rights of Lender arising under the terms, covenants, conditions and agreements contained in this Mortgage shall be separate, distinct and cumulative, and none of them shall be in exclusion of the others.  No act of Lender shall be construed as an election to proceed under any one provision herein to the exclusion of any other provisions, anything herein or otherwise to the contrary notwithstanding.  If Borrower is comprised of more than one (1) person or entity, then the liability of each such person and entity hereunder shall be joint and several.

46.                                     Modifications.  This Mortgage cannot be changed, altered, amended or modified except by an agreement in writing and in recordable form, executed by both Borrower and Lender.

47.                                     Exculpation.  Notwithstanding anything contained herein to the contrary, the liability of Borrower is subject to the limited recourse provisions contained in the Exculpation section of the Note, which are incorporated herein and made a part hereof by reference as if fully set forth herein.

48.                                   Full Recourse.  Notwithstanding any provisions in this Mortgage to the contrary, including without limitation the provisions set forth in the section captioned “Exculpation” hereinabove, Borrower shall be personally liable, jointly and severally, for the entire Loan secured by this Mortgage (including all principal, interest and other charges) in the event (a) Borrower violates the covenant governing the placing of subordinate financing on the Property as set forth in this Mortgage: (b) Borrower violates the covenant restricting transfers of interests in the Property or transfers of ownership interests in Borrower as set forth in this Mortgage; or (c) Borrower or any guarantor violates the provisions of Section 22 of this Mortgage, or there is filed against Borrower or any guarantor or indemnitor of the Loan, a petition in bankruptcy or for the appointment of a receiver, or there commences under any bankruptcy or insolvency law, proceedings for Borrower’s relief, or for the compromise, extension, arrangement or adjustment of Borrower’s obligations which is not dismissed within thirty (30) days after the filing of same.

49.                                     Lender is Not a Joint Venturer or Partner.  Borrower and Lender acknowledge and agree that in no event shall Lender be deemed to be a partner or joint venturer with Borrower or any member of Borrower.  Without limitation of the foregoing, Lender shall not be deemed to be a partner or joint venturer on account of its becoming a mortgagee in possession or exercising any rights pursuant to this Mortgage or pursuant to any other instrument or document evidencing or securing any of the indebtedness secured hereby, or otherwise.

50.                                     Captions.  The captions set forth at the beginning of the various Sections of this Mortgage are for convenience only, and shall not be used to interpret or construe the provisions of this Mortgage.

51.                                     Trading With the Enemy Act.  Neither the making of the Loan to Borrower (or the use of its proceeds) nor the execution of any of the Loan Documents will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.  In addition, Borrower warrants, represents and covenants that neither Borrower, Guarantor nor any of their respective affiliated entities is or will be an entity or person (i) that is listed in the Annex to, or is otherwise subject to the provisions of Executive Order 13224 issued on September 24, 2001 (“EO13224”), (ii) whose name appears on the United States Treasury Department’s Office of Foreign Assets Control (“OFAC”) most current list of “Specifically Designed National and Blocked Persons” (which list may be published from time to time in various mediums including, but not limited to, the OFAC website, http:www.treas.gov/ofac/t11sdn.pdf), (iii) who commits, threatens to commit or supports “terrorism”, as that term is defined in EO 13224, or (iv) who is otherwise affiliated with any entity or person listed in subparts (i) – (iv) above (any and all parties or persons described in subparts [i] – [iv] above are herein referred to as a “Prohibited Person”).  Borrower covenants and agrees that neither Borrower, Guarantor nor any of their respective affiliated entities will (i) conduct any business, nor engage in any transaction or dealing, with any Prohibited Person, including, but not limited to, the making or receiving of any contribution of funds, goods, or services, to or for the benefit of a Prohibited Person, or (ii) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in EO13224.  Borrower further covenants and agrees to deliver (from time to time) to Lender any such certification or other evidence as may be requested by Lender in its sole and absolute discretion, confirming that (i) neither Borrower nor Guarantor is a Prohibited Person and (ii) neither Borrower nor Guarantor has engaged in any business, transaction or dealings with a Prohibited Person, including, but not limited to, the making or receiving of any contribution of funds, goods, or services, to or for the benefit of a Prohibited Person.

52.                                   Replacement Documents.  Upon receipt of an affidavit of an officer of Lender as to the loss, theft, destruction or mutilation of the Note or any other Loan Document which is not of public record, and, in the case of any such mutilation, upon surrender and cancellation of such Note or other Loan Document, Borrower, at its expense, will issue, in lieu thereof, a replacement Note or other Loan Document, dated the date of such lost, stolen, destroyed or mutilated Note or other Loan Document in the same principal amount thereof and otherwise of like tenor.

53.                                   Sole Discretion of Lender.  Wherever pursuant to this Mortgage Lender exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Lender, the decision of Lender to approve or disapprove or to decide that arrangements or terms are satisfactory or not satisfactory shall be in the sole discretion of Lender and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

54.                                   Secondary Market.  Lender may, at any time, sell, transfer or assign the Note, this Mortgage, the Assignment and the other Loan Documents, and any or all servicing rights with respect thereto, or grant participation therein or issue mortgage pass-through certificates or other securities evidencing a beneficial interest in a rated or unrated public offering or private placement. Lender may forward to each Investor and each prospective Investor, all documents and information which Lender now has or may hereafter acquire relating to the Loan and to Borrower, any guarantor and the Property, whether furnished by Borrower, any guarantor or otherwise, as Lender determines necessary or desirable.

[SIGNATURES BEGIN ON NEXT PAGE]

IN WITNESS WHEREOF, Borrower has caused this Mortgage to be executed as of the day and year first above written.

 Signed, sealed and delivered

in the presence of:		INLAND WESTERN VIERA LAKE ANDREW, L.L.C., a Delaware corporation

		By:	Inland Western Retail Real Estate Trust,
Inc., a Maryland corporation,
its sole member

/s/ Patricia Clayton			By:	/s/ Debra Palmer
Name:	PATRICIA CLAYTON		Name:	Debra Palmer
			Title:	Assistant Secretary

/s/ Doris E. Ahern				(CORPORATE SEAL)
Name:	DORIS E. AHERN

STATE OF	ILLINOIS
COUNTY OF	DUPAGE

The foregoing instrument was acknowledged before me this 30 day of December, 2004 by Debra Palmer, as Assistant Secretary of Inland Western Retail Real Estate Trust, Inc., a Maryland corporation, sole member of INLAND WESTERN VIERA LAKE ANDREW, L.L.C., a Delaware corporation on behalf of the corporation.  She is personally known to me or has produced                    as identification and did not take an oath.

/s/ Doris E. Ahern
Name:	DORIS E. AHERN
Commission No.:
My Commission Expires:	10-13-08

(SEAL)

OFFICIAL SEAL
DORIS E AHERN
NOTARY PUBLIC STATE OF ILLINOIS
MY COMMISSION EXPIRES 10/13/08

NATIONWIDE LIFE INSURANCE
COMPANY, an Ohio corporation

By:

Name:	Name:	, Vice President

Name:	(CORPORATE SEAL)

STATE OF OHIO

COUNTY OF FRANKLIN

The foregoing instrument was acknowledged before me this               day of December, 2004 by                         , as Vice President of NATIONWIDE LIFE INSURANCE COMPANY, an Ohio corporation, on behalf of the corporation.  He/she is personally known to me or has produced                                                       as identification.

Name:
Commission No.:
My Commission Expires:

(SEAL)

EXHIBIT A

LEGAL DESCRIPTION

EXHIBIT “A”

PARCEL 1:

Lot 2, Plat of Wal-Mart at Viera, recorded in Plat Book 48, pages 79 through 81, together with the benefits and burdens and all of Grantor’s right, title and interest in and to “Outparcel Lot 2” as set forth in that certain Easements with Covenants and Restrictions Affecting Land which is recorded in Official Records Book 4406, page 2162, all of the Public Records of Brevard County, Florida.

Together with:

A parcel of land lying within Section 9 & 10, Township 26 South, Range 36 East, Brevard County, Florida, more particularly described as follows:

From the Southeast corner of said Section 9; thence South 88° 40’ 59” West, along the South line of said Section 9, a distance 34.65 feet; thence North 01° 19’ 01” West, 249.21 feet; thence North 14° 31’ 21” West 786.66 feet, thence North 75° 28’39’ East, 270.19 feet to the Point of Beginning; thence North 14° 31’ 21” West 626.54 feet, thence North 75° 29’ 02” East 181.34 feet to the point of a curve, concave Southerly, having a radius of 1900.00 feet; thence Easterly along the arc of said curve to a right, a distance of 360.61 feet through a central angle of 10° 52’ 27”, to a point of reverse curve, concave Northerly, having a radius of 2650.00 feet, thence Easterly along the arc of said curve to the left a distance of 169.61 feet, through a central angle of 03° 40’ 02”; to the Westerly Right of Way of Interstate of 95 (as described in Circuit Court Book 53, Pages 359-363, Public Records of Brevard County, Florida); thence South 14° 30’ 59” East, along the said Westerly Right of Way a distance of 430.56 feet; thence South 04° 15’ 31” East, 437.30 feet; thence South 75° 28’ 39” West 544.32 feet; thence North 14° 31’ 21” West, 295.16 feet; thence South 75° 28’ 39” West, 84.97 feet, to the Point of Beginning.

PARCEL 2:

Lot 4, Plat of Wal-Mart at Viera, recorded in Plat Book 48, pages 79 through 81, together with the benefits and burdens and all of Grantor’s right, title and interest in and to “Outparcel Lot 4” as set forth in that certain Easements with Covenants and Restrictions Affecting Land which is recorded in Official Records Book 4406, page 2162, all of the Public Records of Brevard County, Florida.